UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08957
                                                     ---------

                Highland Floating Rate Limited Liability Company
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Two Galleria Tower
                           13455 Noel Road, Suite 800
                               Dallas, Texas 75240
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                James D. Dondero
                        Highland Capital Management, L.P.
                               Two Galleria Tower
                           13455 Noel Road, Suite 800
                               Dallas, Texas 75240
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (877) 665-1287
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

                    Date of reporting period: August 31, 2007
                                              ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                          ----------------------

                                                             HIGHLAND FLOATING
                                                                 RATE FUND
                                                               ANNUAL REPORT
                                                              AUGUST 31, 2007

                                                          ----------------------

                                [GRAPHIC OMITTED]

                              [HIGHLAND FUNDS LOGO]

                                   managed by
                        Highland Capital Management, L.P.

[LOGO]                    HIGHLAND FLOATING RATE FUND                     [LOGO]
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Portfolio Managers' Letter ................................................    1
Fund Profile ..............................................................    3
Financial Statements ......................................................    4
   Investment Portfolio ...................................................    5
   Portfolio Statement of Assets and Liabilities ..........................   17
   Portfolio Statement of Operations ......................................   18
   Portfolio Statements of Changes in Net Assets ..........................   19
   Portfolio Statement of Cash Flows ......................................   20
   Portfolio Financial Highlights .........................................   21
   Fund Statement of Assets and Liabilities ...............................   22
   Fund Statement of Operations ...........................................   23
   Fund Statements of Changes in Net Assets ...............................   24
   Fund Financial Highlights ..............................................   26
   Notes to Financial Statements ..........................................   30
   Report of Independent Registered Public Accounting Firm ................   36
   Additional Information .................................................   37
Important Information About This Report ...................................   44

               Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

            PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

OCTOBER 24, 2007                                     HIGHLAND FLOATING RATE FUND

DEAR SHAREHOLDERS:

Q: HOW HAS THE FUND PERFORMED?

A: For the 12-month period ending August 31, 2007, the Fund's Class A Shares returned 4.28%. That was greater than the return of the Fund's benchmark, the Credit Suisse ("CS") Leveraged Loan Index, which was 2.99% for the period, and the Lipper Loan Participation Loan Category average, which was 2.37% for the period. During this same time period, the Standard & Poor's ("S&P") 500 index returned 15.13% and the Lehman Aggregate Bond Index returned 5.26%.

Within the portfolio there were a number of positions that performed well during the period. The Fund's strongest performers included Calpine Corporation Term Loan, Nellson Nutraceutical Second Lien Term Loan, Camelbak Products Loan Second Lien Term Loan, Reliant Pharmaceuticals First Lien Term Loan and Longyear Global Holdings Second Lien Term Loan. The weakest performers during the period included Ypso Holding SA (Numericable) B (Recap) 1 Facility, Environmental Systems Products Holdings Inc. Term Loan Second Lien, Spirit Finance Corporation Loan, IPC Systems, Inc. Tranche B-1 Term Loan and Generac Acquisition Corp. Second Lien Term Loan.

Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR LEVERAGED LOANS DURING THE
PERIOD?

A: During most of the reporting period, loan spreads tightened while interest rates remained flat. The Credit Suisse Leveraged Loan Index's spread fell from 255 bps in October of 2006 to a low this year of 244 bps by the end of May 2007.

According to Standard and Poor's Leveraged Commentary and Data ("LCD") Leveraged Lending Reviews much of the leveraged loan activity in 2007 has been driven by leveraged buy out ("LBO") transactions, which reached a volume of $248 billion in the first half of 2007, or 64% of the market.1 Inflows into collateralized loan obligation ("CLOs"), hedge funds and other non-traditional accounts more than met the market's liquidity requirements during most of the first half of the year.

However, July was the worst month for loan performance on record as measured by the S&P/Loan Syndication Trading Association ("LSTA") index. Weak technical conditions drove the S&P/LSTA index down to 95.27 by the end of July. The index posted a record loss, of 3.35% in July, leaving year-to-date loan returns for the index at -.03%. During August, the market appeared to plateau with the S&P/LSTA index posting a modest gain of .23%.

The leveraged loan market's performance during July and August was, in our opinion, technical in nature and impacted by the contagion from the consumer sub-prime mortgage market. For most of the year the leveraged loan market had been unaffected by the negative sentiment in the sub-prime market. However, starting in July some of the levered entities holding sub-prime assets were forced into liquidation to meet margin calls on their highly levered holdings. This caused a general repricing of other structured products and took enough liquidity out of the market to shut down the new issue CLO market, which is a major source of liquidity in the loan market. That lack of loan demand, coupled with the large new issue supply, caused a repricing of corporate loans.

In our opinion market performance is being driven by the above mentioned technical factors. Further reinforcing the technical versus fundamental nature of the recent repricing is the current default rate. During this summer's repricing the lagging 12-month default rate remained near an all-time low of ..42% by principal amount, well below the index's historical average of 3.17%. These low default rates are an indication of just how strong the fundamentals remain across the credit markets.

Q: HOW IS THE FUND CURRENTLY POSITIONED?

A: The Fund is approximately 96.81% loans, 2.62% equities and .57% other corporate debt, as a percentage of investments. With regards to diversification, the Fund is currently invested in approximately 42 industries and 335 issuers.

Q: WHAT IS YOUR OUTLOOK?

A: With the large forward calendar needing to be placed and the state of the CLO market still in flux, it is difficult to see a quick snap back in spreads.

----------
1 S&P Leverage Loan Commentary and Data - 2nd Qtr 2007 Review p. 2.

2 S&P LCD Weekly Wrap August 16 2007 p. 16.

3 S&P LCD Loan Stats August 2007 p. 2.

4 S&P LCD Weekly Wrap September 6 2007 p. 18.

5 S&P LCD Weekly Wrap September 13 2007 p. 19.


                                                               Annual Report | 1

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

OCTOBER 24, 2007                                     HIGHLAND FLOATING RATE FUND

Some LBO transactions are being delayed while others are offered with larger than anticipated original issue discount ("OID") and with higher spreads than initially expected in order to clear the market. We are also seeing covenants being added to deals. We believe the digestion process will take at least six months to clear the backlog of underwritten deals.

By extension, loans in the secondary market traded down through August, but have shown signs of stabilization, at least temporarily, in September. Our analysts see some good buying opportunities in this price correction during the second half of the calendar year. In our opinion, repricing of the broader market was overdone from a fundamental standpoint. For example, the Credit Suisse Leveraged Loan Index traded at a monthly average of 100.09 during the first ten months of the performance year but during July and August traded down to 95.87 and 95.37, respectively. Given the fairly benign fundamental backdrop (i.e., low default rates, cash flow growth, etc.) we expect a gradual increase in pricing and tightening of spreads. However, in our opinion, this could take as long as six months due in part to the large supply of loans on the calendar.

In our fundamental monitoring of our credit portfolios, we do not foresee see a material increase in default rates until after 2008, but an increase from here is probable simply due to the extraordinary low numbers today. However, the Fund holds a well diversified portfolio which should help insulate it against an increase in default rates. The inevitable market correction could be viewed as a positive for the Fund by creating some good buying opportunities.

                  /s/ Mark Okada                 /s/ Joe Dougherty

                  MARK OKADA                     JOE DOUGHERTY
                  Portfolio Manager              Portfolio Manager

Mark Okada and Joe Dougherty have been portfolio managers of the Highland Floating Rate Fund since April 15, 2004.

Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the Fund's net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean the Fund's managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio's holdings.

The Fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the Fund's trustees must approve the actual tender. Please read the prospectus carefully for more details.

The Fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holdings can have a greater impact on the Fund's net asset value than could a default in a more diversified portfolio.

Floating rate loans are not covered by FDIC insurance or other guarantees relating to timely payment of principal and interest.

Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. The opinions expressed are those of the contributors and are subject to change.

Prior investment returns are not indicative of future results.


2 | Annual Report

FUND PROFILE
--------------------------------------------------------------------------------

                                                     HIGHLAND FLOATING RATE FUND

----------------------------------------------
Objective
----------------------------------------------

      The Highland Floating Rate Fund (the "Fund") invests all of its investable assets in Highland Floating Rate Limited Liability Company (the "Portfolio"). The Fund and the Portfolio seek a high level of current income consistent with preservation of capital.

----------------------------------------------
Net Assets as of August 31, 2007
----------------------------------------------

      $2,328.2 million

----------------------------------------------
Portfolio Data as of August 31, 2007
----------------------------------------------

      The information below provides a snapshot of the Portfolio at the end of the reporting period. The Portfolio is actively managed and the composition of its investment portfolio will change over time.

               -------------------------------------------------
               QUALITY BREAKDOWN AS OF 08/31/07 (%)*
               -------------------------------------------------
               A                                             0.2
               -------------------------------------------------
               Baa                                           0.8
               -------------------------------------------------
               Ba                                           25.0
               -------------------------------------------------
               B                                            41.0
               -------------------------------------------------
               Caa                                           3.0
               -------------------------------------------------
               NR                                           30.0
               -------------------------------------------------

               -------------------------------------------------
               TOP 5 SECTORS AS OF 08/31/07 (%)*
               -------------------------------------------------
               Housing -- Real Estate Development            8.2
               -------------------------------------------------
               Telecommunications                            6.6
               -------------------------------------------------
               Diversified Media                             6.4
               -------------------------------------------------
               Healthcare -- Medical Products                5.9
               -------------------------------------------------
               Retail                                        5.4
               -------------------------------------------------

           --------------------------------------------------------
           TOP 10 HOLDINGS AS OF 08/31/07 (%)*
           --------------------------------------------------------
           Lake at Las Vegas Joint Venture                      3.2
           --------------------------------------------------------
           HCA, Inc.                                            2.4
           --------------------------------------------------------
           Ford Motor Co.                                       1.7
           --------------------------------------------------------
           Univision Communications, Inc.                       1.7
           --------------------------------------------------------
           Cricket Communications, Inc.                         1.6
           --------------------------------------------------------
           Delphi Corp.                                         1.6
           --------------------------------------------------------
           Tribune Co.                                          1.5
           --------------------------------------------------------
           Charter Communications Operating, LLC                1.5
           --------------------------------------------------------
           Gray Television, Inc.                                1.4
           --------------------------------------------------------
           MetroPCS Wireless, Inc.                              1.4
           --------------------------------------------------------

* Quality is calculated as a percentage of total notes and bonds. Sectors and holdings are calculated as a percentage of net assets.


                                                               Annual Report | 3

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

                        A GUIDE TO UNDERSTANDING THE FUND'S FINANCIAL STATEMENTS

               INVESTMENT PORTFOLIO   The Investment Portfolio details all of the Portfolio's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES   These statements detail the Fund's and the Portfolio's assets, liabilities, net assets and, with respect to the Fund, share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all liabilities (including any unpaid expenses) from the total of investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

            STATEMENT OF OPERATIONS   These statements detail income earned by the Fund and the Portfolio and the expenses accrued by the Fund and the Portfolio during the reporting period. The Statement of Operations also shows any net gain or loss realized on the sales of holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents net increase or decrease in net assets from operations.

STATEMENTS OF CHANGES IN NET ASSETS   These statements demonstrate how the Fund's and the Portfolio's net assets were affected by their operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The
                                      Statements of Changes in Net Assets, with respect to the Fund, also detail changes in the number of shares outstanding.

            STATEMENT OF CASH FLOWS   This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

               FINANCIAL HIGHLIGHTS   The Financial Highlights demonstrate how the Fund's net asset value per share was affected by the Fund's operating results. The Financial Highlights also disclose the classes' performance and certain key ratios of the Fund and the Portfolio (e.g., class expenses and net investment income as a percentage of average net assets).

      NOTES TO FINANCIAL STATEMENTS   These notes disclose the organizational background of the Fund and the Portfolio, their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.


4 | Annual Report

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (a) - 77.0%

AEROSPACE - AEROSPACE/DEFENSE - 2.2%
             AWAS Capital, Inc.
13,545,859      First Lien Term Loan,
                7.13%, 03/15/13 ................................     12,936,296
 6,550,321      Second Lien Term Loan,
                11.38%, 03/15/13 ...............................      6,452,066
 2,992,500   DeCrane Aircraft Holdings, Inc.
                First Lien Term Loan,
                8.10%, 02/21/13 ................................      2,902,725
 1,903,900   Forgings International Holdings
                Term D, 9.33%, 03/22/15 ........................      1,782,526
             Forgings International Ltd.
 2,349,647      Term B2, 7.61%, 09/22/14 .......................      2,238,039
 2,383,511      Term C2, 7.82%, 09/22/15 .......................      2,270,294
 1,970,000   IAP Worldwide Services, Inc.
                First Lien Term Loan,
                9.69%, 12/30/12 ................................      1,708,975
             Travelport LLC
 3,300,000      Delayed Draw Term Loan,
                9.75%, 08/23/13 ................................      3,176,250
10,000,000      Letter of Credit,
                8.00%, 05/23/14 ................................      9,625,000
   357,499      Synthetic Letter of Credit,
                7.61%, 08/23/13 ................................        344,093
   415,264      Synthetic Letter of Credit,
                7.86%, 08/23/13 ................................        399,691
 4,340,731      Tranche B Dollar Term Loan,
                7.75%, 08/23/13 ................................      4,177,954
 2,929,412   Vought Aircraft Industries, Inc.
                Term Loan, 7.83%, 12/22/11 .....................      2,848,853
   990,749   Wesco Aircraft Hardware Corp.
                First Lien Term Loan,
                7.61%, 09/30/13 ................................        964,741
                                                                   ------------
                                                                     51,827,503
                                                                   ------------
AEROSPACE - AIRLINES - 1.6%
             Continental Airlines, Inc.
 1,714,286      Tranche A-1 Term Loan,
                8.74%, 06/01/11 ................................      1,690,714
 4,285,714      Tranche A-2 Term Loan,
                8.74%, 06/01/11 ................................      4,226,786
             Delta Air Lines, Inc.
   945,000      Credit-Linked Deposit Loan,
                7.36%, 04/30/12 ................................        907,795
 2,000,000      Second Lien Term Loan,
                8.61%, 04/24/14 (b) ............................      1,928,120
 4,950,000   Northwest Airlines, Inc.
                Term Loan, DIP, 7.34%, 08/21/08 ................      4,671,563
25,250,000   US Airways, Inc.
                Term Loan, 7.85%, 03/23/14 .....................     23,890,035
                                                                   ------------
                                                                     37,315,013
                                                                   ------------
BROADCASTING - 3.0%
 2,883,246   All3Media Intermediate Ltd.
                UK Term Loan B,
                7.74%, 08/31/14 ................................      2,739,084
             Comcorp Broadcasting, Inc.
    43,647      CCB PIK Revolver,
                06/04/14 (c) (d) ...............................         47,172
   196,684      CCB PIK Term Loan,
                06/04/14 (c) (d) ...............................        212,569
   350,503      CCB Revolver, 06/04/14 (c) (d) .................        378,811
 1,684,317      CCB Term Loan, 06/04/14 (c) (d) ................      1,820,347

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
BROADCASTING (CONTINUED)
             Comcorp Broadcasting, Inc. (continued)
    78,965      WK PIK Term Loan,
                06/04/14 (c) (d) ...............................         85,343
   677,065      WK Term Loan, 06/04/14 (c) (d) .................        731,747
             Millennium Digital Media Systems, LLC
   764,478      Revolver, 9.00%, 06/30/11 (d) (e) ..............        764,478
28,068,904      Term Facility, 9.36%, 06/30/11 .................     27,718,043
             NextMedia Operating, Inc
 1,185,930      Delay Draw Term Loan,
                7.32%, 11/15/12 ................................      1,126,633
 2,668,341      Initial First Lien Term Loan,
                7.32%, 11/15/12 ................................      2,534,924
11,000,000   Paxson Communications Corp.
                First Lien Term Loan,
                8.61%, 01/15/12 ................................     10,725,000
 1,500,000   Persona Communications Corp.
                Second Lien Term Loan,
                11.32%, 04/12/14 ...............................      1,511,250
19,823,662   Young Broadcasting, Inc.
                Term Loan, 7.88%, 11/03/12 .....................     18,535,124
                                                                   ------------
                                                                     68,930,525
                                                                   ------------
CABLE - INTERNATIONAL CABLE - 0.5%
   805,000   San Juan Cable, LLC
                Second Lien Term Loan,
                10.86%, 10/31/13 ...............................        784,875
 9,442,500   UPC Financing Partnership
                Facility N1, 7.13%, 12/31/14 ...................      8,893,702
 3,000,000   Virgin Media Inc.
                B4 Facility, 7.36%, 07/03/12 ...................      2,905,980
                                                                   ------------
                                                                     12,584,557
                                                                   ------------
CABLE - US CABLE - 4.4%
 2,675,000   Bresnan Communications, LLC
                Additional Term Loan B,
                7.36%, 06/30/13 ................................      2,594,750
             CCO Holdings, LLC
 1,000,000      Incremental Loan, 7.86%, 09/06/14 ..............        966,250
 2,000,000      Incremental Loan, 7.85%, 09/06/14 ..............      1,932,500
             Cequel Communications LLC
   250,000      Second Lien Tranche A Term Loan,
                9.86%, 05/05/14 ................................        243,125
11,720,625      Term Loan, 7.36%, 11/05/13 .....................     11,087,711
             Charter Communications
                Operating, LLC
16,500,000      New Term Loan, 7.35%, 03/06/14 .................     15,675,000
36,166,667      Term Facility, 7.36%, 04/28/13 .................     34,358,333
10,000,000   Knology, Inc.
                Term Loan, 7.59%, 06/30/12 .....................      9,800,000
   995,000   Mediacom Illinois, LLC
                Tranche C Term Loan,
                7.10%, 01/31/15 ................................        933,648
             Northland Cable Television, Inc.
 4,925,000      First Lien Term Loan B,
                9.36%, 12/22/12 ................................      4,912,688
 4,000,000      Second Lien Term Loan,
                13.36%, 06/22/13 ...............................      4,000,000
 5,000,000   RCN Corp.
                Initial Term Loan, 7.69%, 04/25/14 .............      4,750,000
             WideOpenWest Finance, LLC
11,000,000      First Lien Term Loan,
                7.85%, 06/30/14 (b) ............................     10,367,500
 1,000,000      Second Lien Term Loan,
                06/29/15 (b) ...................................        910,000
                                                                   ------------
                                                                    102,531,505
                                                                   ------------


                             See accompanying Notes to Financial Statements. | 5

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

CHEMICALS - COMMODITY & FERTILIZER - 0.6%
 6,982,500   Celanese US Holdings, LLC
                Term Loan, 7.11%, 04/02/14 .....................      6,774,422
 5,000,000   Cognis GMBH
                Facility C, 7.32%, 09/15/13 ....................      4,604,200
             Ferro Corp.
   500,472      Term Loan, 7.36%, 06/06/12 .....................        495,468
 1,250,000      Term Loan, 7.42%, 06/06/12 .....................      1,237,500
   267,611      Term Loan, 7.57%, 06/06/12 .....................        264,935
                                                                   ------------
                                                                     13,376,525
                                                                   ------------
CHEMICALS - SPECIALTY CHEMICALS - 0.3%
   997,500   Berry Plastics Holding Corp.
                Term C Loan, 7.36%, 04/03/15 (f) ...............        957,600
             Hexion Specialty Chemicals, Inc.
 2,335,641      Tranche C-1 Term Loan,
                7.88%, 05/05/13 (f) ............................      2,290,096
   507,368      Tranche C-2 Term Loan,
                7.88%, 05/05/13 (f) ............................        496,713
   481,479   Ineos U S Finance LLC
                Term Loan A4 Facility,
                7.58%, 12/14/12 ................................        460,053
 1,277,273   Innophos, Inc.
                Tranche B Term Loan,
                7.57%, 08/13/10 ................................      1,251,727
   970,284   Kraton Polymers Group of Cos.
                Term Loan, 7.38%, 12/23/10 .....................        915,705
   848,000   Nusil Technology LLC
                Tranche B Term Loan,
                8.07%, 10/24/13 ................................        852,240
 1,000,000   Panda Hereford Ethanol, L.P.
                Tranche A Term Loan,
                9.07%, 07/28/13 ................................        977,500
                                                                   ------------
                                                                      8,201,634
                                                                   ------------
CONSUMER DURABLES - 0.1%
 2,654,000   Rexair LLC
                First Lien Term Loan,
                9.61%, 06/30/10 ................................      2,627,460
                                                                   ------------
CONSUMER NON-DURABLES - 1.4%
 3,990,000   Amscan Holdings, Inc.
                Term Loan, 7.63%, 05/27/13 .....................      3,785,513
   995,556   BioTech Research Labs/Philosophy
                Merger Sub, Inc.
                First Lien Term Loan,
                7.36%, 03/16/14 ................................        910,933
 1,555,556   Camelbak Products, Inc.
                Second Lien Term Loan,
                12.91%, 02/04/12 ...............................      1,438,889
 2,985,000   DS Waters of America, Inc.
                Term Loan, 7.61%, 10/27/12 .....................      2,835,750
        72   Eastman Kodak Co.
                Term B-1 Advance, 10/18/12 .....................             72
   556,429   Hanesbrands, Inc.
                Term B Loan, 7.10%, 09/05/13 ...................        542,240
 1,693,519   Hillman Group, Inc.
                Term Loan B, 8.38%, 03/30/11 ...................      1,651,181
             Solo Cup Co.
 7,212,593      Term B1 Loan, 8.92%, 02/27/11 ..................      7,111,906
   851,796      Term B1 Loan, 8.84%, 02/27/11 ..................        839,905
 1,000,000      Term B1 Loan, 02/27/11 (b) .....................        986,040

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)
             Spectrum Brands, Inc.
 1,739,831      Dollar Term B II Loan,
                9.32%, 03/30/13 ................................      1,652,839
 9,776,883      Dollar Term B Loan,
                9.36%, 03/30/13 ................................      9,532,461
   483,286      Letter of Credit, 5.17%, 03/30/13 ..............        472,412
   992,475   Yankee Candle Co., Inc.
                Term Loan, 7.36%, 02/06/14 .....................        956,498
                                                                   ------------
                                                                     32,716,639
                                                                   ------------
DIVERSIFIED MEDIA - 5.5%
   185,111   Black Press Group Ltd.
                Term B-2 Tranche Loan,
                7.54%, 08/01/13 ................................        181,524
   304,889   Black Press U S Partnership
                Term B-1 Tranche Loan,
                7.54%, 08/01/13 ................................        298,980
 2,921,213   Cinemark USA, Inc.
                Term Loan, 7.23%, 10/05/13 .....................      2,805,300
             Endurance Business Media, Inc.
 2,810,126      First Lien Term Loan,
                8.07%, 07/26/13 ................................      2,683,671
 2,000,000      Second Lien Term Loan,
                12.57%, 01/26/14 ...............................      1,980,000
   994,936   HIT Entertainment PLC
                Term Facility, 7.34%, 03/20/12 .................        950,164
 1,000,000   Knowledgepoint360 Group LLC
                Second Lien Term Loan,
                12.53%, 04/26/15 ...............................        997,500
 2,955,000   Merrill Communications LLC
                Combined Term Loan,
                7.59%, 05/15/11 ................................      2,892,206
             Metro-Goldwyn-Mayer Holdings II, Inc.
13,747,475      Tranche B Term Loan,
                8.61%, 04/08/12 ................................     13,043,054
 9,287,607      Tranche B Term Loan,
                8.60%, 04/08/12 ................................      8,811,710
             Penton Media, Inc.
 6,483,750      First Lien Term Loan,
                7.60%, 02/01/13 ................................      6,167,667
 5,500,000      Second Lien Term Loan,
                10.36%, 02/01/14 ...............................      5,197,500
             Readers Digest Association, Inc.
   972,500      Revolver, 8.63%, 02/17/13 (e) ..................        904,425
 4,987,500      U.S. Term Loan, 7.36%, 03/02/14 ................      4,650,844
             Riverdeep Interactive Learning USA, Inc.
 1,927,099      Bridge Facility, 12.06%, 12/21/14 ..............      1,917,464
14,442,314      Term Loan, 8.11%, 12/20/13 .....................     14,249,798
             Springer Science+Business Media S.A.
   562,496      Tranche B-2, 7.75%, 09/16/11 ...................        543,000
   562,496      Tranche C-2, 8.12%, 07/05/14 ...................        543,000
   366,301      Tranche E-2, 8.12%, 07/05/14 ...................        353,605
   338,124      USD Tranche B-2 Add On, 07/05/13 ...............        326,405
   338,124      USD Tranche C-2 Add On, 07/05/14 ...............        326,405
             Tribune Co.
38,000,000      Initial Tranche B Advance,
                8.36%, 05/19/14 ................................     34,437,500
20,066,667      Tranche X Advance,
                7.86%, 05/18/09 ................................     19,590,083
             Valassis Communications, Inc.
   213,333      Delayed Draw Term Loan,
                03/02/14 (b) ...................................        199,401
   718,033      Tranche B Term Loan,
                7.11%, 03/02/14 ................................        668,446
 1,980,075   West Corp.
                Term B-2 Loan, 7.82%, 10/24/13 .................      1,916,217


6 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

DIVERSIFIED MEDIA (CONTINUED)
   936,108   WMG Acquisitions Corp.
                Term Loan, 7.48%, 02/28/11 .....................        911,245
                                                                   ------------
                                                                    127,547,114
                                                                   ------------
ENERGY - EXPLORATION & PRODUCTION - 0.4%
             III Exploration II LP
   750,000      Delayed Draw Term Loan,
                9.11%, 10/29/13 ................................        723,750
 4,239,375      Initial Draw Term Loan,
                8.85%, 10/28/13 ................................      4,090,997
             Targa Resources, Inc.
   771,822      Synthetic Letter of Credit,
                5.23%, 10/31/12 ................................        742,879
 3,159,638      Term Loan, 7.36%, 10/31/12 .....................      3,041,151
                                                                   ------------
                                                                      8,598,777
                                                                   ------------
ENERGY - OTHER ENERGY - 1.5%
             Coffeyville Resources, LLC
   486,146      Funded Letter of Credit,
                5.25%, 12/28/10 ................................        456,977
 2,499,212      Tranche D Term Loan,
                8.60%, 12/30/13 ................................      2,410,190
 4,500,000   Endeavour International Holding B.V.
                Second Lien Term Loan,
                12.36%, 11/01/11 ...............................      4,455,000
 7,424,551   Helix Energy Solutions Group, Inc.
                Term Loan, 7.33%, 07/01/13 .....................      7,174,047
   994,962   MEG Energy Corp.
                Initial Term Loan, 7.36%, 04/03/13 .............        968,437
             Monitor US Finco, Inc.
 3,980,000      First Lien Term Loan,
                10.86%, 01/11/14 ...............................      3,980,000
 3,000,000      Second Lien Term Loan,
                17.36%, 12/14/14 ...............................      2,970,000
 8,596,862   Value Creation, Inc.
                Term Loan, 12.85%, 07/01/12 ....................      8,338,956
   975,000   Volnay Acquisition Co. I
                Term Loan B1, 7.36%, 01/12/14 ..................        947,583
 4,000,000   Willbros USA, Inc.
                Syndicate Term Loan,
                10.27%, 10/27/09 ...............................      4,020,000
                                                                   ------------
                                                                     35,721,190
                                                                   ------------
ENERGY - REFINING - 0.4%
   846,750   Concho Resources, Inc.
                Second Lien Term Loan,
                9.74%, 03/27/12 ................................        834,049
 3,000,000   Connacher Finance Corp.
                Term Loan, 8.61%, 10/20/13 .....................      2,992,500
 2,000,000   Port Barre Investments, LLC
                Term B Loan, 7.49%, 08/14/14 ...................      1,930,000
 2,785,714   Western Refining, Inc.
                Term Loan, 9.00%, 05/30/14 .....................      2,657,739
                                                                   ------------
                                                                      8,414,288
                                                                   ------------
FINANCIAL - 1.6%
 1,741,250   AlixPartners, LLP
                Tranche C Term Loan,
                7.61%, 10/12/13 ................................      1,697,719
 2,604,643   Arias Acquisitions, Inc.
                Term Loan, 10.86%, 07/26/11 ....................      2,181,388

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
             Checksmart Financial Co.
 1,913,193      First Lien Tranche B Term Loan,
                8.11%, 05/01/12 ................................      1,831,882
 2,500,000      Second Lien Term Loan,
                10.87%, 05/01/13 ...............................      2,350,000
             Dollar Financial Corp.
 1,143,898      Canadian Borrower Term Loan,
                8.11%, 10/30/12 ................................      1,121,020
   841,102      Delayed Draw Term Loan,
                8.11%, 10/30/12 ................................        824,280
             Emerson Reinsurance Ltd.
 3,250,000      Series A Loan, 7.11%, 12/15/11 .................      3,152,500
 1,250,000      Series B Loan, 8.36%, 12/15/11 .................      1,212,500
   992,500   First American Payment Systems, L.P.
                Term Loan, 8.63%, 10/06/13 .....................        977,613
             Flatiron Re Ltd.
 1,619,945      Closing Date Term Loan,
                9.59%, 12/29/10 ................................      1,605,802
   784,661      Delayed Draw Term Loan,
                9.59%, 12/29/10 ................................        777,811
 2,078,125   FleetCor Technologies Operating
                Co., LLC
                Tranche 1 Term Loan,
                7.59%, 04/30/13 ................................      2,005,391
             HUB International Holdings, Inc.
   287,582      Delayed Draw Term Loan,
                8.01%, 06/13/14 (e) ............................        276,977
 4,084,967      Initial Term Loan, 7.86%, 06/13/14 .............      3,934,314
 4,000,000   Kepler Holdings, Ltd.
                Term Loan, 10.85%, 06/30/09 ....................      3,880,000
 1,000,000   Online Resources Corp.
                Term Loan A, 8.07%, 02/09/12 ...................        960,000
 8,795,676   Wind Acquisition Holdings Finance S.A.
                PIK Term Loan,
                12.61%, 12/21/11 ...............................      8,729,708
                                                                   ------------
                                                                     37,518,905
                                                                   ------------
FOOD AND DRUG - 0.4%
 8,000,000   Rite Aid Corp.
                Senior Secured Bridge Loan,
                10/23/07 (b) ...................................      7,960,000
 1,492,500   Weight Watchers International, Inc.
                Term Loan B, 6.88%, 01/26/14 ...................      1,477,575
                                                                   ------------
                                                                      9,437,575
                                                                   ------------
FOOD/TOBACCO - FOOD/TOBACCO PRODUCERS - 0.5%
 2,584,905   Chiquita Brands LLC
                Term Loan C, 8.56%, 06/28/12 ...................      2,524,573
             FSB Holdings, Inc.
 1,500,000      First Lien Tranche B Term Loan,
                7.88%, 09/29/13 ................................      1,455,000
 1,000,000      Second Lien Term Loan,
                11.13%, 03/29/14 ...............................        995,000
             LJVH Holdings, Inc.
 2,000,000      Second Lien Loan,
                10.86%, 01/19/15 ...............................      1,940,000
   880,000      Tranche B Term Loan,
                7.86%, 07/19/14 ................................        858,000
   120,000      Tranche C Term Loan,
                7.86%, 07/19/14 ................................        117,000
 3,826,607   Michelina's
                Term Loan, 8.38%, 04/02/11 .....................      3,750,075
                                                                   ------------
                                                                     11,639,648
                                                                   ------------


                             See accompanying Notes to Financial Statements. | 7

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

FOOD/TOBACCO - RESTAURANTS - 1.0%
 3,980,000   Aramark Canada Ltd.
                Canadian Term Loan,
                7.35%, 01/26/14 ................................      3,820,800
             Aramark Corp.
   120,394      Letter of Credit Facility,
                7.36%, 01/26/14 ................................        116,395
       221      U.S. Term Loan, 7.36%, 01/26/14 ................            214
             Buffets Holdings, Inc.
   583,243      PF Letter of Credit Commitments,
                11/01/13 .......................................        548,249
 1,321,875      Revolver, 10.50%, 11/01/11 (e) .................      1,201,228
 4,394,583      Term Loan, 8.11%, 11/01/13 .....................      4,130,908
 1,433,089   Caribbean Restaurant LLC
                Tranche B Term Loan,
                8.07%, 06/30/09 ................................      1,411,593
 1,951,597   El Pollo Loco, Inc.
                Term Loan, 7.86%, 11/18/11 .....................      1,907,686
             OSI Restaurant Partners LLC
 4,644,157      Incremental Term Loan,
                7.63%, 06/14/14 ................................      4,411,949
   355,843      Synthetic Revolver,
                5.18%, 06/14/13 ................................        339,830
 5,000,000   Pinnacle Foods Finance LLC
                Term Loan, 8.11%, 04/02/14 .....................      4,787,500
   997,500   Sbarro, Inc.
                Term Loan B, 7.88%, 01/31/14 ...................        955,106
                                                                   ------------
                                                                     23,631,458
                                                                   ------------
FOREST PRODUCTS - PACKAGING - 0.3%
 5,985,000   Graham Packaging Co.
                Term Loan B, 7.63%, 10/07/11 ...................      5,825,380
             Smurfit Kappa Acquisitions
 1,000,000      B1 Term Loan Facility,
                7.49%, 12/01/13 ................................        980,000
 1,000,000      C1 Term Loan Facility,
                8.11%, 12/01/14 ................................        980,000
                                                                   ------------
                                                                      7,785,380
                                                                   ------------
FOREST PRODUCTS - PAPER - 0.1%
 1,478,076   NewPage Corp.
                Term Loan, 7.63%, 05/02/11 .....................      1,448,515
                                                                   ------------
GAMING/LEISURE - GAMING - 0.6%
 3,936,051   CCM Merger, Inc./MotorCity Casino
                Term Loan B, 7.36%, 04/25/12 ...................      3,827,810
 1,994,811   Green Valley Ranch Gaming LLC
                Term Loan, 7.36%, 02/16/14 .....................      1,905,045
 1,961,759   Riverside Casino & Golf Resort, LLC
                Term Loan, 8.88%, 11/30/11 .....................      1,942,141
 6,000,000   VML U S Finance LLC
                Term B Funded Project Loan,
                7.61%, 05/25/13 ................................      5,790,000
                                                                   ------------
                                                                     13,464,996
                                                                   ------------
GAMING/LEISURE - OTHER LEISURE - 1.1%
             Alpha Topco Ltd.
 1,428,571      Facility B1, 8.13%, 12/31/13 ...................      1,385,714
 1,071,429      Facility B2, 8.13%, 12/31/13 ...................      1,039,286
 5,000,000   Fontainebleu Florida Hotel LLC
                Tranche C Term Loan,
                11.38%, 06/06/12 ...............................      4,668,750

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
GAMING/LEISURE - OTHER LEISURE (CONTINUED)
 4,666,667   Fontainebleu Las Vegas LLC
                Term Loan, 8.61%, 05/17/14 .....................      4,357,500
   995,000   Greenwood Racing Inc.
                Term Loan, 7.57%, 11/28/11 .....................        957,688
 3,660,201   Kuilima Resort Co.
                First Lien Term Loan,
                9.85%, 09/30/10 ................................      3,417,713
 3,000,000   Orbitz Worldwide, Inc.
                Term Loan, 8.34%, 07/25/14 .....................      2,925,000
             Trump Entertainment Resorts
                Holdings, L.P.
 2,208,703      Term C-1 Facility, 7.90%, 05/20/12 .............      2,175,572
 2,208,703      Term C-2 Facility, 7.86%, 05/20/12 .............      2,175,572
 1,940,000   Wallace Theaters
                First Lien Term Loan,
                8.60%, 07/31/09 ................................      1,891,500
   882,286   Yellowstone Mountain Club, LLC
                First Lien Term Loan,
                7.70%, 09/30/10 ................................        854,344
                                                                   ------------
                                                                     25,848,639
                                                                   ------------
HEALTHCARE - ACUTE CARE - 2.6%
 1,396,862   Alliance Imaging, Inc.
                Tranche C1 Term Loan,
                7.88%, 12/29/11 ................................      1,373,297
             HCA, Inc.
   979,545      Tranche A Term Loan,
                7.35%, 11/17/12 ................................        937,601
57,240,000      Tranche B Term Loan,
                7.61%, 11/17/13 (b) ............................     55,245,758
 2,977,500   ReAble Therapeutics Finance, LLC
                Term Loan, 7.84%, 11/04/13 .....................      2,917,950
                                                                   ------------
                                                                     60,474,606
                                                                   ------------
HEALTHCARE - ALTERNATE SITE SERVICES - 1.7%
 1,426,568   American HomePatient, Inc.
                Secured Promissory Note,
                6.79%, 08/01/09 (g) ............................      1,426,568
 8,912,220   CHS/Community Health Systems, Inc.
                Funded Term Loan,
                7.57%, 07/25/14 ................................      8,593,162
             FHC Health Systems, Inc.
   513,978      Delayed Draw Term Loan,
                14.07%, 12/18/09 ...............................        519,117
   734,254      Initial Term Loan, 12.07%, 12/18/09 ............        741,596
 1,500,000      Third Lien Additional Term Loan,
                15.11%, 02/09/11 ...............................      1,515,000
 5,000,000      Third Lien Term Loan,
                15.11%, 02/09/11 ...............................      5,050,000
16,335,360   LifeCare Holdings
                Term Loan, 8.36%, 08/11/12 .....................     15,110,208
 3,000,000   Medical Staffing Network, Inc.
                First Lien Term Loan,
                10.75%, 07/02/13 ...............................      2,977,500
 1,960,000   Skilled Healthcare LLC
                First Lien Term Loan,
                7.57%, 06/15/12 ................................      1,950,200
   331,070   Sunrise Medical Holdings, Inc.
                Term Loan B-1, 9.47%, 05/13/10 .................        316,172
 1,940,000   WellCare Health Plans, Inc.
                Term Loan, 7.88%, 05/13/09 .....................      1,937,575
                                                                   ------------
                                                                     40,137,098
                                                                   ------------


8 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

HEALTHCARE - MEDICAL PRODUCTS - 5.5%
 1,786,106   American Medical Systems, Inc.
                Term Loan, 7.69%, 07/20/12 .....................      1,745,918
             CB Diagnostics AB
 1,349,530      Facility B2, 7.46%, 01/19/15 ...................      1,298,923
 3,959,790      Facility C2, 7.73%, 01/18/16 ...................      3,831,096
             CCS Medical, Inc.
29,449,723      First Lien Term Loan,
                8.57%, 09/30/12 ................................     29,099,861
 4,750,000      Second Lien Term Loan,
                13.32%, 03/30/13 ...............................      4,785,625
 1,865,625   CompBenefits Corp.
                Tranche B Term Loan,
                8.32%, 04/12/12 ................................      1,849,301
 1,467,632   DSI Renal, Inc.
                Term Facility, 7.63%, 03/31/13 .................      1,397,919
 8,977,500   Fenwal, Inc.
                Initial First Lien Term Loan,
                7.57%, 02/28/14 ................................      8,326,631
 1,000,000   Golden Gate National Senior
                Care LLC
                Second Lien Term Loan,
                13.07%, 09/14/11 ...............................        990,000
             Graceway Pharmaceuticals LLC
 4,958,333      First Lien Term B Loan,
                8.07%, 05/03/12 ................................      4,729,010
 4,500,000      Mezzanine Loan, 13.61%, 11/03/13 ...............      3,735,000
 9,438,170   HealthSouth Corp.
                Term Loan, 7.85%, 03/10/13 .....................      9,115,762
             IM US Holdings LLC
 5,000,000      First Lien Term Loan,
                9.25%, 06/26/14 (b) ............................      4,825,000
 1,000,000      Second Lien Term Loan,
                11.50%, 06/26/15 ...............................        985,000
             Nyco Holdings 3 ApS
 3,875,000      Facility B2, 7.86%, 12/29/14 ...................      3,589,258
 3,875,000      Facility C2, 8.36%, 12/29/15 ...................      3,627,969
             Patheon, Inc.
 1,197,000      Tranche PB Loan, 7.88%, 04/27/14 ...............      1,161,090
   798,000      Tranche USB Loan, 7.88%, 04/27/14 ..............        774,060
 3,950,000   Pharmaceutical Holdings Corp.
                Term Loan, 8.76%, 01/30/12 .....................      3,831,500
 2,498,369   Psychiatric Solutions, Inc.
                Term Loan, 7.11%, 07/02/12 .....................      2,404,680
             Reliant Pharmaceuticals, Inc.
   626,337      Delayed Draw Term Loan,
                8.61%, 03/31/12 ................................        598,152
 2,366,163      Initial Term Loan, 8.59%, 03/31/12 .............      2,259,685
             Talecris Biotherapeutics
                Holdings Corp.
16,417,500      First Lien Term Loan,
                9.08%, 12/06/13 ................................     16,263,668
 7,500,000      Second Lien Term Loan,
                12.08%, 12/08/14 ...............................      7,514,100
             Triumph Healthcare Second
                Holdings LLC
 1,989,994      First Lien Term Loan,
                8.83%, 07/28/13 ................................      1,940,244
 1,000,000      Second Lien Term Loan,
                13.57%, 07/28/14 ...............................        962,500
 4,540,493   Warner Chilcott Co., Inc.
                Tranche B Acquisition Date
                Term Loan, 7.36%, 01/18/12 .....................      4,407,093

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
HEALTHCARE - MEDICAL PRODUCTS (CONTINUED)
 1,356,959   Warner Chilcott Corp.
                Tranche C Acquisition Date
                Term Loan, 7.36%, 01/18/12 .....................      1,317,091
                                                                   ------------
                                                                    127,366,136
                                                                   ------------
HOUSING - BUILDING MATERIALS - 2.6%
 1,720,000   Associated Materials Inc.
                Term Loan, 7.89%, 08/29/10 .....................      1,651,200
 5,287,241   Atrium Cos., Inc.
                Closing Date Term Facility,
                8.61%, 06/21/12 ................................      4,784,953
 1,866,523   Custom Building Products, Inc.
                First Lien Term Loan,
                7.76%, 10/20/11 ................................      1,754,532
   612,171   DESA LLC
                Term Loan, 13.00%, 11/26/11 ....................        589,980
             Jacuzzi Brands Corp.
   917,095      First Lien Term Loan B,
                7.62%, 02/07/14 (f) ............................        831,117
    81,081      Pre-Funded Letter of Credit,
                5.25%, 02/07/14 (f) ............................         73,784
 4,465,473   Nortek, Inc.
                Term Loan, 7.61%, 08/27/11 .....................      4,281,272
 1,485,092   PGT Industries, Inc.
                First Lien Tranche A-2 Term Loan,
                8.62%, 02/14/12 ................................      1,451,678
   312,297   Professional Paint, Inc.
                First Lien Term Loan,
                7.78%, 05/31/12 ................................        295,121
             Realogy Corp.
 1,969,697      Initial Term B Loan,
                8.36%, 10/10/13 (f) ............................      1,794,276
   530,303      Synthetic Letter of Credit,
                8.32%, 10/10/13 (f) ............................        483,074
 1,994,975   Roofing Supply Group LLC
                First Lien Term Loan,
                9.35%, 08/31/13 ................................      1,915,176
 7,000,000   Spirit Finance Corp.
                Term Loan, 8.36%, 08/01/13 .....................      6,405,000
 1,000,000   Standard Pacific Corp.
                Term Loan B, 7.02%, 05/05/13 ...................        920,000
 9,172,092   Stile Acquisition Corp.
                Canadian Term Loan,
                7.36%, 04/06/13 ................................      8,518,581
 7,934,124   Stile U.S. Acquisition Corp.
                U.S. Term Loan, 7.36%, 04/06/13 ................      7,390,637
             WAICCS Las Vegas 3 LLC
11,000,000      First Lien Term Loan,
                8.83%, 07/30/08 ................................     10,890,000
 5,000,000      Second Lien Term Loan,
                14.33%, 07/30/08 ...............................      4,950,000
 2,000,000   Withers Preserve MB-I
                B-Note, 9.82%, 12/14/07 ........................      1,990,000
                                                                   ------------
                                                                     60,970,381
                                                                   ------------
HOUSING - REAL ESTATE DEVELOPMENT - 7.5%
             Ginn LA Conduit Lender, Inc.
 5,676,099      First Lien Tranche A Credit-Linked
                Deposit, 8.86%, 06/08/11 (b) ...................      4,966,587
12,273,298      First Lien Tranche B Term Loan,
                8.86%, 06/08/11 (b) ............................     10,739,136
 2,143,382   Giraffe Intermediate, LLC
                Mezzanine Note A-1,
                7.07%, 08/09/10 ................................      2,143,382


                             See accompanying Notes to Financial Statements. | 9

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

HOUSING - REAL ESTATE DEVELOPMENT (CONTINUED)
             Kyle Acquisition Group LLC
 1,142,857      Facility B, 8.88%, 07/20/09 ....................      1,062,857
   857,143      Facility C, 8.88%, 07/20/11 ....................        797,143
             Lake at Las Vegas Joint Venture
11,074,074      Synthetic Revolver,
                15.46%, 06/20/12 ...............................     10,963,333
80,925,926      Term Loan, 15.42%, 06/20/12 ....................     74,047,222
 3,940,000   LBREP/L-Suncal Master I LLC
                First Lien Term Loan,
                8.61%, 01/19/10 ................................      3,703,600
 3,000,000   LNR Property Corp.
                Initial Tranche B Term Loan,
                8.11%, 07/12/11 ................................      2,902,500
 3,283,813   Morningside Assisted Living
                Senior Mortgage Loan,
                8.40%, 10/12/08 ................................      3,292,023
 4,500,000   MPH Mezzanine II, LLC
                Mezzanine 2B, 8.85%, 02/09/08 ..................      4,488,750
 2,850,000   MPH Mezzanine III, LLC
                Mezanine 3, 9.85%, 02/09/08 ....................      2,842,875
15,000,000   MPH Mezzanine IV, LLC
                Mezzanine 4, 8.57%, 02/09/08 (b) ...............     14,962,500
   606,618   MPO Intermediate LLC
                Mezzanine Note A-1,
                7.07%, 08/09/10 ................................        606,618
 1,454,555   November 2005 Land Investors, LLC
                First Lien Term Loan,
                8.07%, 05/09/11 ................................      1,345,463
 1,985,000   Shea Capital I, LLC
                Facility B, 7.36%, 10/27/11 ....................      1,806,350
             Tamarack Resort LLC
 2,697,248      Tranche A Credit-Linked Deposit,
                5.25%, 05/19/11 ................................      2,683,761
 3,995,298      Tranche B Term Loan,
                8.60%, 05/19/11 ................................      3,695,651
 3,417,857   The Rhodes Cos. LLC
                First Lien Term Loan,
                8.86%, 11/21/10 ................................      3,195,696
17,098,651   Westgate Investments, LLC
                Senior Secured Loan,
                13.00%, 09/25/10 PIK (g) .......................     17,782,597
 4,000,000   Weststate Land Partners LLC
                First Lien Term Loan,
                8.61%, 05/01/08 ................................      3,940,000
 3,957,333   Woodlands Commercial Properties
                Co., LP
                Bridge Loan, 8.11%, 02/28/08 ...................      3,962,280
                                                                   ------------
                                                                    175,930,324
                                                                   ------------
INFORMATION TECHNOLOGY - 4.4%
 3,955,000   Applied Systems, Inc.
                Term Loan, 7.85%, 09/26/13 .....................      3,875,900
 1,000,000   Aspect Software, Inc.
                Second Lien Term Loan,
                12.44%, 07/11/12 ...............................        945,000
             Ax Acquisition Corp.
 1,000,000      First Lien Term Loan B,
                8.88%, 08/15/14 ................................        942,500
 1,000,000      Second Lien Term Loan B,
                9.31%, 08/15/14 ................................        965,000
 1,875,000   Billing Services Group North
                America, Inc.
                U.S. Term Loan,
                7.88%, 05/05/12 ................................      1,877,344

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
   480,286   Bridge Information Systems, Inc.
                Multidraw Term Loan,
                11.00%, 07/07/13 (c) (f) .......................         36,021
             Caritor, Inc.
 7,441,860      Closing Date Term Loan,
                7.61%, 06/04/13 ................................      6,809,302
   558,140      Synthetic Letter of Credit Loan,
                7.61%, 06/04/13 ................................        510,698
   987,450   Deltek Systems, Inc.
                Term Loan, 7.59%, 04/22/11 .....................        952,889
 1,977,556   DTN, Inc.
                Tranche C Term Loan,
                8.35%, 03/10/13 ................................      1,947,893
19,900,000   Freescale Semiconductor, Inc.
                Term Loan, 7.11%, 11/29/13 .....................     18,686,498
 2,000,000   GXS Corp.
                Second Lien Term Loan,
                14.61%, 01/29/12 ...............................      1,990,000
 1,500,000   Hyland Software, Inc.
                First Lien Term Loan,
                8.07%, 07/31/13 ................................      1,470,000
             Infor Enterprise Solutions
                Holdings, Inc.
 3,743,996      Delayed Draw Term Loan,
                9.11%, 07/28/12 ................................      3,519,356
 7,175,992      Initial U.S. Term Facility,
                9.11%, 07/28/12 ................................      6,709,552
 6,165,362   Intergraph Corp.
                First Lien Term Loan,
                7.32%, 05/29/14 (b) ............................      5,945,751
             IPC Systems, Inc.
 3,000,000      Second Lien Tranche B Term Loan,
                10.61%, 06/01/15 ...............................      2,628,750
17,250,000      Tranche B-1 Term Loan,
                7.61%, 06/02/14 ................................     15,223,125
     4,975   MediMedia USA, Inc.
                Tranche B Term Loan,
                7.63%, 10/05/13 ................................          4,984
 8,000,000   NameMedia, Inc.
                Term Loan, 11.33%, 08/31/08 ....................      7,880,000
 2,683,282   Ridgefield Midco Sarl
                Facility A2, 13.07%, 09/30/16 PIK ..............      2,558,268
 1,000,000   Serena Software, Inc.
                Term Loan, 7.34%, 03/10/13 .....................        976,250
 1,946,921   Sitel, LLC
                U.S. Term Loan, 7.85%, 01/30/14 ................      1,854,442
 5,560,866   SunGard Data Systems, Inc.
                Term Loan B, 7.36%, 02/28/14 ...................      5,409,722
 4,738,125   Vangent, Inc.
                Term Loan, 7.62%, 02/14/13 .....................      4,513,064
 4,692,308   Verint Systems, Inc.
                Term Loan, 8.09%, 05/27/14 .....................      4,539,808
   997,500   Vertafore, Inc.
                Term Loan, 7.86%, 01/31/12 .....................        957,600
                                                                   ------------
                                                                    103,729,717
                                                                   ------------
MANUFACTURING - 0.7%
 1,760,039   Baldor Electric Co.
                Term Loan, 7.13%, 03/31/14 .....................      1,731,438
 1,490,921   Coinmach Corp.
                Tranche B-1 Term Loan,
                7.88%, 12/16/12 ................................      1,464,830
             FCI International S.A.S.
   127,374      Term Loan B2A, 7.76%, 03/10/14 .................        123,659
   127,374      Tranche B3C, 7.76%, 11/03/14 ...................        123,659


10 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

MANUFACTURING (CONTINUED)
             FCI SA
   122,626      Term Loan B2B, 7.76%, 03/10/14 .................        119,049
   122,626      Tranche B4B, 7.76%, 11/03/13 ...................        119,216
             FCI USA, Inc.
   250,000      Facility B1, 7.76%, 03/10/14 ...................        242,708
   250,000      Tranche B5B, 7.76%, 11/03/13 ...................        242,708
 2,992,500   FR Brand Acquisition Corp.
                First Lien Term Loan B,
                7.63%, 02/07/14 ................................      2,797,988
 3,250,000   Generac Acquisition Corp.
                First Lien Term Loan,
                7.85%, 11/11/13 (b) ............................      2,897,895
 1,980,000   Global Petroleum Inc.
                Term Loan, 9.90%, 09/18/13 .....................      1,920,600
 1,888,113   Mueller Water Products, Inc.
                Term Loan B, 7.10%, 05/26/14 ...................      1,846,235
 2,000,000   Polypore, Inc.
                US Term Loan, 7.56%, 07/03/14 ..................      1,912,500
                                                                   ------------
                                                                     15,542,485
                                                                   ------------
METALS/MINERALS - OTHER METALS/MINERALS - 1.1%
 2,155,263   Euramax International Holdings B.V.
                Second Lien European Loan,
                13.36%, 06/29/13 (b) ...........................      2,004,394
             Euramax International, Inc.
 2,052,012      Domestic Term Loan,
                8.38%, 06/29/12 ................................      1,891,258
 4,344,737      Second Lien Domestic Term Loan,
                13.36%, 06/29/13 (b) ...........................      3,975,434
 5,000,000   Kaiser Aluminum & Fabricated
                Products, LLC
                Term Loan, 9.57%, 07/06/11 .....................      4,975,000
 8,052,728   Murray Energy Corp.
                Tranche B Term Loan,
                8.54%, 01/28/10 ................................      8,012,465
   763,307   Oglebay Norton Co.
                Tranche B Term Loan,
                7.60%, 07/31/12 ................................        748,041
 4,388,194   Universal Buildings Products, Inc.
                Term Loan, 8.60%, 04/28/12 .....................      4,366,254
                                                                   ------------
                                                                     25,972,846
                                                                   ------------
METALS/MINERALS - STEEL - 0.0%
             Standard Steel, LLC
   166,667      Delayed Draw Term Loan,
                7.93%, 07/02/12 ................................        160,833
   825,000      Initial Term Loan, 7.86%, 07/02/12 .............        796,125
                                                                   ------------
                                                                        956,958
                                                                   ------------
RETAIL - 4.4%
20,397,938   Blockbuster Entertainment Corp.
                Tranche B Term Loan,
                9.46%, 08/20/11 ................................     19,830,671
31,575,741   Burlington Coat Factory
                Warehouse Corp.
                Term Loan, 7.61%, 05/28/13 .....................     29,700,774
 5,000,000   Dollar General Corp.
                Tranche B-1 Term Loan,
                8.07%, 07/07/14 ................................      4,657,800
   945,519   Dollarama Group LP
                Term Loan B, 7.11%, 11/18/11 ...................        917,153
 2,466,718   Eddie Bauer, Inc.
                Term Loan, 8.57%, 04/01/14 .....................      2,405,050

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------
RETAIL (CONTINUED)
 1,496,250   General Nutrition Centers, Inc.
                Term Loan, 7.61%, 09/16/13 .....................      1,410,216
             Home Interiors & Gifts, Inc.
 2,407,902      Initial Term Loan, 10.35%, 03/31/11 ............      1,456,781
27,649,391      Initial Term Loan, 10.36%, 03/31/11 ............     16,727,881
 8,478,643   Michaels Stores, Inc.
                Replacement Loan, 7.63%, 10/31/13 ..............      8,015,879
 1,995,000   Mother's Work, Inc.
                Term Loan, 7.86%, 03/13/13 .....................      1,855,350
             Movie Gallery, Inc.
   140,000      First Lien Synthetic Letter of Credit,
                10.86%, 03/08/12 (b) ...........................        117,775
 3,354,000      First Lien Term Loan,
                10.86%, 03/08/12 (b) ...........................      2,821,553
 1,492,481   Sally Holdings, LLC
                Term B Loan, 7.86%, 11/18/13 ...................      1,451,438
   990,000   Sports Authority, Inc., The
                Term Loan B, 7.61%, 05/03/13 ...................        930,600
             Totes Isotoner Corp.
 3,482,500      First Lien Term Loan,
                7.83%, 01/31/13 ................................      3,378,025
 1,000,000      Second Lien Term Loan,
                11.36%, 01/31/14 ...............................        980,000
 4,000,000   Toys "R" Us
                Tranche B Term Loan,
                9.76%, 07/19/12 ................................      3,973,000
 1,000,000   TRU 2005 Holding Co. I, Ltd
                Term Loan, 8.32%, 12/09/08 .....................        985,000
                                                                   ------------
                                                                    101,614,946
                                                                   ------------
SERVICE - ENVIRONMENTAL SERVICES - 0.4%
   997,500   Brickman Group Holdings, Inc.
                Tranche B Term Loan,
                7.40%, 01/23/14 ................................        950,119
   591,142   Duratek, Inc.
                Term Loan, 7.66%, 06/07/13 .....................        568,235
             EnergySolutions, LLC
    62,893      Synthetic Letter of Credit,
                7.57%, 06/07/13 ................................         60,456
 1,233,178      Term Loan, 7.66%, 09/30/11 .....................      1,185,393
             Safety-Kleen Systems, Inc.
 1,220,339      Synthetic Letter of Credit,
                7.88%, 08/02/13 ................................      1,195,932
 4,642,881      Term Loan B, 7.88%, 08/02/13 ...................      4,550,024
                                                                   ------------
                                                                      8,510,159
                                                                   ------------
SERVICE - OTHER SERVICES - 1.8%
 2,000,000   Audio Visual Services Group, Inc.
                Second Lien Loan,
                10.86%, 08/28/14 ...............................      1,920,000
 1,900,000   Cydcor, Inc.
                First Lien Tranche B Term Loan,
                8.61%, 02/05/13 ................................      1,890,500
 3,482,412   Education Management LLC
                Tranche C Term Loan,
                7.13%, 06/01/13 ................................      3,330,509
 3,451,424   NES Rentals Holdings, Inc.
                Second Lien Permanent Term Loan,
                12.13%, 07/20/13 ...............................      3,393,164
   795,841   Rental Service Corp.
                Second Lien Initial Term Loan,
                8.86%, 11/30/13 ................................        787,882
30,266,998   Sabre, Inc.
                Initial Term Loan,
                7.61%, 09/30/14 ................................     28,148,308


                            See accompanying Notes to Financial Statements. | 11

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                  VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

SERVICE - OTHER SERVICES (CONTINUED)
   766,871   Survey Sampling International LLC
                Term Loan, 7.85%, 05/06/11 ....................         751,534
 1,652,305   United Rentals, Inc.
                Initial Term Loan, 7.32%, 02/14/11 ............       1,621,324
                                                                  -------------
                                                                     41,843,221
                                                                  -------------
TELECOMMUNICATIONS - 5.1%
 8,000,000   Discovery Communications
                Holding LLC
                Term B Loan, 7.36%, 05/14/14 ..................       7,790,000
             Global Tel Link Corp.
   260,870      Acquisition Synthetic Deposit,
                5.26%, 02/13/08 ...............................         254,348
   391,304      Acquisition Term Loan,
                10.75%, 02/14/13 ..............................         381,522
    65,217      Synthetic Deposit,
                5.26%, 02/13/08 ...............................          63,587
   770,870      Term Facility, 8.86%, 02/14/08 ................         751,598
34,750,000   Gray Television, Inc.
                Term Loan B, 6.86%, 12/31/14 ..................      32,838,750
 3,970,000   Intelsat Corp.
                Tranche B-2 Term Loan,
                7.36%, 01/03/14 ...............................       3,854,870
18,500,000   Level 3 Financing, Inc.
                Term Loan, 7.61%, 03/13/14 ....................      17,713,750
 6,797,055   Sorenson Communications, Inc.
                Tranche C Term Loan,
                7.86%, 08/16/13 ...............................       6,593,143
   742,500   Stratos Global Corp./Stratos
                Funding LP
                Term B Facility, 8.11%, 02/13/12 ..............         728,578
 5,471,101   Time Warner Telecom Holdings Inc.
                Term Loan B, 7.36%, 01/07/13 ..................       5,375,357
    60,403   Univision Communications Inc
                Delayed Draw Term Loan
                09/29/14 (b) (e) ..............................          56,062
             Univision Communications, Inc.
41,577,181      Initial Term Loan, 7.61%, 09/29/14 (b) ........      38,589,029
 3,000,000      Second Lien Loan, 7.82%, 03/29/09 .............       2,970,000
                                                                  -------------
                                                                    117,960,594
                                                                  -------------
TELECOMMUNICATIONS - CLEC - 0.2%
 4,937,500   Consolidated Communications, Inc.
                Term D Loan, 7.11%, 10/14/11 ..................       4,789,375
                                                                  -------------
TELECOMMUNICATIONS - DATA/INTERNET - 0.0%
 1,000,000   Pine Tree Holdings/Country Road
                Communications, Inc.
                Second Lien Term Loan,
                13.11%, 07/15/13 ..............................         992,500
                                                                  -------------
TELECOMMUNICATIONS - FIBER/LONG DISTANCE - 0.3%
 3,500,000   FairPoint Communications, Inc.
                Replacement B Term Loan,
                7.13%, 02/08/12 ...............................       3,408,125
 3,000,000   Hawaiian Telcom Communications, Inc.
                Tranche C Term Loan,
                7.61%, 06/02/14 ...............................       2,857,500
                                                                  -------------
                                                                      6,265,625
                                                                  -------------

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                VALUE ($)
--------------------------------------------------------------------------------
TRANSPORTATION - AUTO - 5.1%
18,500,000   Dana Corp.
                Term Loan, 7.88%, 04/13/08 (b) ................      18,280,405
             Delphi Corp.
 5,000,000      Tranche B Term Loan,
                7.63%, 12/31/07 ...............................       4,920,800
37,107,500      Tranche C Term Loan,
                8.13%, 12/31/07 ...............................      36,643,656
41,300,013   Ford Motor Co.
                Term Loan, 8.36%, 12/16/13 (b) ................      38,860,834
10,945,000   General Motors Corp.
                Secured Term Loan,
                7.74%, 11/29/13 ...............................      10,496,255
             Key Safety Systems, Inc.
 7,486,250      First Lien Term Loan,
                8.64%, 03/08/14 (b) ...........................       7,111,938
 2,000,000      Second Lien Term Loan,
                10.32%, 09/08/14 ..............................       1,935,000
 1,304,615   Stanadyne Corp.
                Term Loan, 8.82%, 08/06/10 ....................       1,311,138
                                                                  -------------
                                                                    119,560,026
                                                                  -------------
TRANSPORTATION - LAND - 0.4%
             Quality Distribution, Inc.
 1,427,481      Synthetic Letters of Credit,
                5.25%, 11/13/09 ...............................       1,420,344
 6,904,646      Term Loan, 8.32%, 11/13/09 (f) ................       6,870,124
                                                                  -------------
                                                                      8,290,468
                                                                  -------------
UTILITIES - 2.2%
 2,915,003   Boston Generating LLC
                First Lien Term Loan,
                7.61%, 12/20/13 ...............................       2,819,042
             Boston Generating, LLC
   181,483      First Lien Revolving Credit Loan,
                7.61%, 12/20/13 ...............................         175,508
   648,153      First Lien Synthetic Letter of
                Credit Loan, 5.24%, 12/20/13 ..................         626,816
       969   Calpine Corp.
                First Priority Term Loan,
                7.59%, 03/29/09 ...............................             937
             Coleto Creek Power, LP
 5,628,310      First Lien Term Loan,
                8.11%, 06/28/13 ...............................       5,346,894
 4,950,000      Second Lien Term Loan,
                9.35%, 06/28/13 ...............................       4,752,000
   319,857      Synthetic Letter of Credit,
                8.11%, 06/28/13 ...............................         303,864
             Covanta Energy Corp.
     3,750      Delayed Draw Term Loan,
                9.50%, 06/30/12 ...............................           3,663
   659,794      Funded Letter of Credit,
                5.24%, 02/09/14 ...............................         655,670
 1,336,856      Term Loan, 6.88%, 02/09/14 ....................       1,305,948
 3,891,020   Entegra TC, LLC
                Third Lien Term Loan,
                11.36%, 04/19/14 ..............................       3,813,199
 3,960,000   GBGH LLC
                First Lien Term Loan,
                10.76%, 08/07/13 ..............................       3,969,900
             Mach Gen, LLC
 2,696,947      First Lien Term B Loan,
                7.36%, 02/22/14 ...............................       2,571,081
   280,397      Synthetic Letter of Credit,
                7.36%, 02/22/13 ...............................         269,181


12 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                VALUE ($)
--------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)

UTILITIES (CONTINUED)
 3,796,258   Mirant North America, LLC
                Term Loan, 7.07%, 01/03/13 ....................       3,691,861
             NATG Holdings LLC
    65,796      Credit-Linked Certificate of
                Deposit, 4.00%, 01/23/09 (c) ..................          57,242
 1,001,749      Term Loan A, 11.50%, 01/23/09 (c) .............         177,810
   733,455      Term Loan B-1, 12.25%, 01/23/10 (c) ...........         128,355
             NRG Energy, Inc.
 2,196,836      Credit-Linked Deposit,
                7.07%, 02/01/13 (b) ...........................       2,095,232
 5,291,673      Term Loan, 7.07%, 02/01/13 (b) ................       5,095,458
 2,000,000   Primary Energy Operations LLC
                Term Loan, 8.11%, 08/24/09 ....................       1,940,000
 4,426,190   Riverside Energy Center LLC
                Term Loan, 9.57%, 06/24/11 ....................       4,415,125
             Rocky Mountain Energy Center LLC
   361,073      Credit-Linked Certificate of
                Deposit, 5.32%, 06/24/11 ......................         360,171
 2,718,298      Term Loan, 9.57%, 06/24/11 ....................       2,711,502
             TECO Panda - Union Power
                Partners, L.P.
   353,774      Tranche A Term Loan,
                06/01/12 (b) (f) ..............................         641,805
   339,623      Tranche B Term Loan,
                06/01/20 (b) (f) ..............................         616,133
             TECO Panda Generating Co. -
                Gila River Power L.P.
   601,415      Tranche A Term Loan,
                06/01/12 (b) (f) ..............................       1,091,069
   580,188      Tranche B Term Loan,
                06/01/20 (b) (f) ..............................       1,052,560
                                                                  -------------
                                                                     50,688,026
                                                                  -------------
WIRELESS - CELLULAR/PCS - 3.5%
 1,822,500   Centennial Cellular Operating Co.
                Term Loan, 3.57%, 02/09/11 ....................       1,786,050
38,115,000   Cricket Communications, Inc.
                Term B Loan, 7.36%, 06/16/13 ..................      37,114,481
             Insight Midwest Holdings, LLC
 3,750,000      Term Loan B, 7.35%, 04/06/14 ..................       3,661,875
 6,428,302      Term Loan B, 7.36%, 04/06/14 ..................       6,277,237
 1,464,844   Maritime Telecommunications
                Network, Inc.
                First Lien Term Loan,
                8.11%, 05/11/12 ...............................       1,435,547
32,774,887   MetroPCS Wireless, Inc.
                Tranche B Term Loan,
                7.63%, 11/04/13 ...............................      31,969,280
                                                                  -------------
                                                                     82,244,470
                                                                  -------------
                Total Senior Loans
                   (Cost $1,876,993,662) ......................   1,795,007,807
                                                                  -------------

PRINCIPAL AMOUNT
------------------
FOREIGN DENOMINATED SENIOR LOANS (a) - 12.9%

AUSTRALIA - 1.4%
AUD
             PBL Media Finance Pty., Ltd.
 5,500,000      Term Loan A, 8.78%, 02/07/13 ..................       4,282,836
15,000,000      Term Loan B, 9.03%, 02/07/13 ..................      11,898,169

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                    VALUE ($)
--------------------------------------------------------------------------------
AUSTRALIA (CONTINUED)
AUD
19,523,810   Seven Media Group
                Facility A Term Loan,
                8.86%, 12/22/12 (b) ...........................      15,327,669
                                                                  -------------
                                                                     31,508,674
                                                                  -------------
AUSTRIA - 0.8%
EUR
15,000,000   Sacher Funding Ltd.
                Euro Term Loan, 9.96%, 05/14/14 ...............      19,835,319
                                                                  -------------
DENMARK - 0.1%
EUR
 2,000,000   Nyco Holdings 3 ApS
                Second Lien Facility D,
                9.16%, 12/29/16 ...............................       2,552,690
                                                                  -------------
FRANCE - 1.9%
GBP
             Ristretto Investissements SAS
   437,500      Tranche E-B2,
                8.43%, 09/30/13 ...............................         859,301
   437,500      Tranche E-C2,
                8.84%, 09/30/14 ...............................         863,713
EUR
                Ypso Holding SA
   221,431      Capex Term Loan,
                6.23%, 12/15/12 (e) ...........................         286,739
 3,452,754      Eur B Acq 1 Facility,
                6.12%, 06/15/14 ...............................       4,508,246
 5,633,441      Eur B Acq 2 Facility,
                6.36%, 06/15/14 ...............................       7,355,559
 8,946,874      Eur B Recap 1 Facility,
                5.87%, 06/15/14 ...............................      11,607,737
    73,323      Eur B Recap 2 Facility,
                6.11%, 06/15/14 ...............................          95,737
 4,690,407      Eur C Acq, 6.61%, 12/31/15 ....................       6,163,122
 8,809,593      Eur C Recap, 6.61%, 12/31/15 ..................      11,575,666
                                                                  -------------
                                                                     43,315,820
                                                                  -------------
GERMANY - 0.5%
EUR
 2,500,000   Iesy Hessen/ISH NRW GMBH/
                Arena Sport
                Euro Senior Secured Term Loan,
                7.34%, 10/15/11 ...............................       3,288,846
             Kabel Baden Wurttemburg
                GMBH & CO. KG
 2,500,000      Second Lien Facility,
                9.11%, 12/09/15 ...............................       3,308,204
 1,826,284      Term B Facility, 6.45%, 06/09/14 ..............       2,401,775
 1,826,284      Term C Facility, 6.95%, 06/09/15 ..............       2,409,393
   879,378   Schieder Mobel Holding, GMBH
                Delayed Draw Term Loan,
                9.00%, 07/20/08 (e) ...........................         869,140
                                                                  -------------
                                                                     12,277,358
                                                                  -------------
ITALY - 0.4%
EUR
   151,786   Pirelli Cables
                Euro Term Loan C2,
                6.85%, 07/28/14 ...............................         209,380


                            See accompanying Notes to Financial Statements. | 13

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                    VALUE ($)
--------------------------------------------------------------------------------
FOREIGN DENOMINATED SENIOR LOANS (CONTINUED)

ITALY (CONTINUED)
EUR
             Wind Telecommunicatione S.p.A.
 2,817,754      A1 Term Loan Facility,
                6.14%, 05/26/12 ...............................       3,753,689
 1,750,000      B1 Term Loan Facility,
                6.51%, 05/26/13 ...............................       2,326,049
 1,750,000      C1 Term Loan Facility,
                7.26%, 05/26/14 ...............................       2,337,977
                                                                  -------------
                                                                      8,627,095
                                                                  -------------
NETHERLANDS - 1.6%
EUR
             Amsterdamse Beheer- En
                Consultingmaatschappij B.V.
 4,388,443      Casema B1 Term Loan,
                6.46%, 09/12/14 ...............................       5,840,468
 2,279,577      Casema B2 Term Loan,
                6.46%, 09/12/14 ...............................       3,061,024
 6,668,019      Casema C Term Loan,
                6.96%, 09/12/15 ...............................       8,919,751
 1,500,000      Casema D Term Loan Second Lien,
                8.24%, 03/12/16 ...............................       2,007,171
 5,150,162      Kabelcom B Term Loan,
                6.11%, 09/12/14 ...............................       6,915,655
 5,150,162      Kabelcom C Term Loan,
                6.99%, 09/12/15 ...............................       6,915,655
 1,000,000      Kabelcom D Term Loan,
                6.11%, 03/12/16 ...............................       1,338,114
             YBR Acquisition B.V.
   806,733      Facility B2 Term Loan,
                6.34%, 07/01/13 ...............................       1,076,510
 1,250,000      Facility C2 Term Loan,
                7.13%, 07/01/14 ...............................       1,674,040
                                                                  -------------
                                                                     37,748,388
                                                                  -------------
SPAIN - 0.4%
EUR
             Gasmedi 2000 S.A. / Nattai, S.L.U.
 1,666,667      Tranche B Term Loan,
                6.65%, 08/11/14 ...............................       2,215,285
 1,666,667      Tranche C Term Loan,
                7.15%, 08/11/15 ...............................       2,215,285
 1,666,667      Tranche E Second Lien Term Loan,
                8.90%, 02/11/16 ...............................       2,226,645
 2,061,420   Maxi PIX SARL
                PIK Loan, 12.11%, 05/31/16 PIK.. ..............       2,741,721
                                                                  -------------
                                                                      9,398,936
                                                                  -------------
SWEDEN - 0.6%
EUR
 3,500,000   B-FLY 2 AB
                Euro Term Loan B2,
                6.41%, 12/30/15 ...............................       4,620,273
SEK
             Nordic Cable Acquisition
15,342,466      Facility A Com Hem,
                5.61%, 01/31/13 ...............................       2,093,820
15,333,333      Facility B2 Com Hem Comm,
                5.88%, 01/31/14 ...............................       2,103,704
 9,109,589      Facility B2 Com Hem Comm,
                6.11%, 01/31/14 ...............................       1,249,818

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                    VALUE ($)
--------------------------------------------------------------------------------
SWEDEN (CONTINUED)
SEK
14,666,667      Facility C2 Com Hem,
                6.00%, 01/31/15 ...............................       2,017,562
 5,513,699      Facility C2 Com Hem,
                6.24%, 01/31/15 ...............................         758,470
 5,000,000      Facility D Com Hem,
                7.75%, 07/31/15 ...............................         695,064
 6,750,000      Facility D Com Hem,
                7.99%, 07/31/15 ...............................         938,337
                                                                  -------------
                                                                     14,477,048
                                                                  -------------
UNITED KINGDOM - 3.9%
GBP
 3,000,000   AA Acquistions Co., Ltd.
                Additional Term Loan B,
                8.18%, 03/12/15 ...............................       5,986,928
 4,000,000   Airport Development & Investment Ltd.
                Second Lien Facility,
                9.70%, 04/07/11 ...............................       7,851,381
             All3Media Intermediate Ltd.
   714,753      Facility B, 8.20%, 08/31/14 ...................       1,358,805
 2,585,073      Facility C, 8.70%, 08/31/15 ...................       4,914,439
 3,000,000      Facility D, 10.57%, 02/29/16 ..................       5,824,272
 3,619,829      Mezzanine Loan, 14.54%, 08/31/16 ..............       7,502,216
   992,462   Ansco UK Finance CO. Ltd.
                Tranche B Term Loan,
                8.32%, 03/08/12 ...............................       1,916,781
EUR
 2,734,806   Dollar Financial UK Limited
                UK Borrower Euro Term Loan,
                7.17%, 10/31/12 ...............................       3,653,665
GBP
             Forgings International Ltd.
   446,537      Term B1 (GBP), 8.09%, 09/22/14 ................         855,659
   478,674      Term C1 (GBP), 8.34%, 09/22/15 ................         922,068
             Highland Acquisitions Ltd.
 1,000,000      Facility B, 9.41%, 12/31/14 ...................       1,921,253
 1,000,000      Facility C, 9.91%, 12/31/15 ...................       1,931,339
 1,000,000      Mezzanine Facility,
                16.66%, 12/31/16 ..............................       1,941,424
 3,125,000   Osprey Acquisitions Ltd.
                Term Tranche 2, 8.21%, 02/18/12 ...............       6,177,259
             Peacock Group
 2,088,620      Facility B, 9.37%, 10/30/13 ...................       4,075,962
 2,088,620      Facility C, 9.87%, 10/30/14 ...................       4,097,027
 1,378,368   SunGard UK Holdings, Ltd.
                U.K. Term Loan B,
                8.00%, 02/12/14 ...............................       2,696,849
             Towergate Partnership Ltd.
 3,125,000      Facility A, 8.44%, 10/31/12 ...................       6,161,500
 3,125,000      Facility B, 8.68%, 10/31/13 ...................       6,240,292
             Trinitybrook PLC
 2,500,000      Term Loan B1, 9.03%, 07/31/13 .. ..............       4,939,084
 2,500,000      Term Loan C1, 9.53%, 07/31/14 .. ..............       4,952,598
             Virgin Media Investment Holdings Ltd.
   771,045      A Facility, 6.62%, 07/10/11 ...................       1,477,485
 1,750,000      C Facility, 8.48%, 03/03/13 ...................       3,406,317
                                                                  -------------
                                                                     90,804,603
                                                                  -------------


14 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                    VALUE ($)
--------------------------------------------------------------------------------
FOREIGN DENOMINATED SENIOR LOANS (CONTINUED)

UNITED STATES - 1.3%
GBP
 1,243,750   Aramark Corp.
                U.K. Term Loan,
                8.08%, 01/26/14 ...............................       2,408,374
 1,357,813   Champion Home Builders Co.
                Term Loan, 9.25%, 10/31/12 ....................       2,629,243
EUR
             Hayes Lemmerz International, Inc.
   218,182      Synthetic Letter of Credit,
                6.78%, 05/30/14 ...............................         289,257
 3,781,818      Term Loan Facility,
                6.87%, 05/30/14 ...............................       5,013,794
GBP
 2,250,000   IPC Systems, Inc.
                Tranche B-2 Term Loan,
                8.27%, 06/02/14 ...............................       4,561,086
 4,895,408   PlayPower, Inc.
                Tranche B Sterling Term Loan,
                8.71%, 06/30/12 (b) ...........................       9,676,864
EUR
 2,517,795   RD German Holdings GMBH
                Euro Term Loan,
                6.01%, 03/02/14 ...............................       3,200,703
GBP
 1,689,475   TME UK Acquisition Co. Ltd.
                U.K. Term Loan,
                9.16%, 04/26/14 ...............................       3,399,259
                                                                  -------------
                                                                     31,178,580
                                                                  -------------

                Total Foreign Denominated
                   Senior Loans
                   (Cost $296,391,522) ........................     301,724,511
                                                                  -------------

PRINCIPAL AMOUNT ($)
--------------------
ASSET-BACKED SECURITIES (h) - 0.2%
 4,800,000   Acacl 2006-2A B
                6.08%, 01/20/21 ...............................       4,310,203
                                                                  -------------
                Total Asset-Backed Securities
                   (Cost $4,310,203) ..........................       4,310,203
                                                                  -------------
CORPORATE NOTES AND BONDS (g) - 0.1%

HOUSING - REAL ESTATE DEVELOPMENT - 0.0%
   596,593   TOUSA, Inc.
                14.75%, 07/31/15 (d) ..........................         298,297
                                                                  -------------
TELECOMMUNICATIONS - 0.1%
 1,438,356      American Messaging Services, Inc.
                Senior Secured Note, 11.63%,
                09/03/08 ......................................       1,436,558
                                                                  -------------
                Total Corporate Notes and Bonds
                   (Cost $2,045,894) ..........................       1,734,855
                                                                  -------------

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                    VALUE ($)
--------------------------------------------------------------------------------
CLAIMS (i) - 0.3%

AEROSPACE - AIRLINES - 0.2%
             Delta Air Lines, Inc.
   310,290      Comair ALPA Claim, 12/31/10 ...................         159,799
   879,660      Delta ALPA Claim, 12/31/10 ....................         393,648
             Northwest Airlines, Inc.
 5,400,000      ALPA Trade Claim, 08/21/13 ....................         580,500
 2,914,735      Bell Atlantic Trade Claim, 08/21/13 ...........         276,900
 3,000,000      CIT Leasing Corp Trade Claim,
                08/21/13 ......................................         285,000
 2,250,000      Citibank/Airbus Trade Claim,
                08/21/13 ......................................         213,750
 2,500,000      EDC Trade Claims, 08/21/13 ....................         268,750
 9,587,700      Flight Attendant Claim-Escrow,
                08/21/13 ......................................         910,832
 1,000,000      GE Trade Claim, 08/21/13 ......................         107,500
 2,500,000      GE Trade Claim, 08/21/13 (b) ..................         268,750
 5,690,250      IAM Trade Claim, 08/21/13 .....................         611,702
 6,250,000      Mesaba Trade Claim, 08/15/08 ..................         671,875
 6,322,050      Retiree Claim, 08/21/13 .......................         679,620
                                                                  -------------
                                                                      5,428,626
                                                                  -------------
UTILITIES - 0.1%
17,500,000   Mirant Corp. .....................................         918,750
                                                                  -------------
                Total Claims
                   (Cost $11,705,559) .........................       6,347,376
                                                                  -------------
SHARES
------
COMMON STOCKS (j) - 2.3%

AEROSPACE - AIRLINES - 0.9%
    65,959   Delta Air Lines, Inc. ............................       1,113,388
 1,062,377   Northwest Airlines Corp. .........................      19,738,969
                                                                  -------------
                                                                     20,852,357
                                                                  -------------
UTILITIES - 1.2%
    12,470   CenterPoint Energy, Inc. .........................         318,110
    81,847   Entegra TC LLC ...................................       2,714,579
   643,517   Mirant Corp. .....................................      25,077,857
                                                                  -------------
                                                                     28,110,546
                                                                  -------------
WIRELESS - CELLULAR/PCS - 0.2%
    73,363   Leap Wireless International, Inc. ................       5,318,818
                                                                  -------------
                Total Common Stocks
                   (Cost $42,778,478) .........................      54,281,721
                                                                  -------------
PREFERRED STOCKS - 0.1%

HOUSING - REAL ESTATE DEVELOPMENT - 0.1%
     4,903   TOUSA, Inc., Series A (d) ........................       2,451,500
                                                                  -------------
MANUFACTURING - 0.0%
    14,382   Superior Telecom, Inc., Series A .................          17,618
                                                                  -------------
                Total Preferred Stocks
                   (Cost $4,917,632) ..........................       2,469,118
                                                                  -------------


                            See accompanying Notes to Financial Statements. | 15

--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

--------------------------------------------------------------------------------
   UNITS                                                            VALUE ($)
--------------------------------------------------------------------------------
WARRANT - 0.0%

ENERGY - 0.0%
   141,093   Monitor Oil (d) ..................................               0
                                                                  -------------
                Total Warrant
                   (Cost $0) ..................................               0
                                                                  -------------
TOTAL INVESTMENTS - 92.9% .....................................   2,165,875,591
   (cost of $2,239,142,950) (k)                                   -------------

OTHER ASSETS & LIABILITIES, NET - 7.1% ........................     165,233,532
                                                                  -------------
NET ASSETS - 100.0% ...........................................   2,331,109,123
                                                                  =============

----------
Forward foreign currency contracts outstanding as of August 31, 2007 were as follows:

                               PRINCIPAL                               NET
CONTRACTS                        AMOUNT                            UNREALIZED
TO BUY OR                      COVERED BY                         APPRECIATION
 TO SELL        CURRENCY       CONTRACTS        EXPIRATION       (DEPRECIATION)
--------------------------------------------------------------------------------
  Sell            AUD           9,300,000       02/29/2008       $       (8,370)
  Sell            AUD           6,000,000       08/28/2008               31,500
  Sell            EUR          55,000,000       02/04/2008              765,620
  Sell            GBP          26,000,000       02/07/2008              416,956
                                                                 --------------
                                                                 $    1,205,706
                                                                 ==============

(a) Senior loans in which the Portfolio invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (g), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") or (iii) the certificate of deposit rate. Rate shown represents the weighted average rate at August 31, 2007. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities shown.

(b) All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(c) The issuer is in default of certain debt covenants. Income is not being accrued.

(d) Represents fair value as determined in good faith under the direction of the Portfolio's Board of Managers.

(e)   Senior loans have additional unfunded loan commitments. See Note 9.

(f)   Loans held on participation. See Note 7

(g)   Fixed rate senior loan or corporate note.

(h) Variable rate security. The interest rate shown reflects the rate in effect at August 31, 2007.

(i) Security represents an unsecured, unfunded claim generated against the issuer that will be converted into equity upon the completion of court proceedings.

(j)   Non-income producing security.

(k)   Cost for U.S. federal income tax purposes is $2,240,186,837.

AUD   Australia Dollar
CLEC  Competitive Local Exchange Carrier
EUR   Euro Currency
GBP   Great Britain Pound
PIK   Payment in Kind
SEK   Swedish Krona

                        FOREIGN DENOMINATED SENIOR LOANS
                          INDUSTRY CONCENTRATION TABLE
                            (% of Total Net Assets)

        Cable - International Cable ...........................    4.0%
        Other .................................................    2.1%
        Financial .............................................    1.5%
        Telecommunications ....................................    1.4%
        Retail ................................................    1.0%
        Broadcasting ..........................................    1.0%
        Diversified Media .....................................    1.0%
        Housing - Real Estate Development .....................    0.5%
        Aerospace - Aerospace/Defense .........................    0.4%
                                                                  -----
                                                                  12.9%
                                                                  =====


16 | See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007           HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                           ($)
--------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (cost $2,239,142,950) ....................................................    2,165,875,591
   Cash ...........................................................................................      153,725,086
   Foreign currency (cost $10,355,246) ............................................................       10,465,968
   Net unrealized appreciation on forward currency contracts ......................................        1,205,706
   Receivable for:
      Investments sold ............................................................................       80,825,633
      Dividend and interest receivable ............................................................       20,664,278
                                                                                                       -------------
         Total assets .............................................................................    2,432,762,262
                                                                                                       -------------
LIABILITIES:
   Net discount and unrealized depreciation on unfunded transactions (Note 9) .....................        1,058,500
   Payables for:
      Investments purchased .......................................................................       99,516,033
      Investment advisory fee payable (Note 4) ....................................................          950,923
      Trustees' fees (Note 4) .....................................................................              200
   Accrued expenses and other liabilities .........................................................          127,483
                                                                                                       -------------
         Total liabilities ........................................................................      101,653,139
                                                                                                       -------------
NET ASSETS ........................................................................................    2,331,109,123
                                                                                                       =============


                            See accompanying Notes to Financial Statements. | 17

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED AUGUST 31, 2007

                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                            ($)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest .......................................................................................      166,401,817
   Dividends ......................................................................................        9,165,301
   Facility and other fees ........................................................................            9,413
                                                                                                       -------------
         Total investment income ..................................................................      175,576,531
                                                                                                       -------------
EXPENSES:
   Investment advisory fees (Note 4) ..............................................................        8,664,405
   Accounting service fees ........................................................................          463,088
   Professional fees ..............................................................................          120,660
   Trustees' fees (Note 4) ........................................................................           20,581
   Custodian fees .................................................................................          224,114
   Reports to shareholders ........................................................................           34,332
                                                                                                       -------------
         Net operating expenses ...................................................................        9,527,180
                                                                                                       -------------
   Interest expense (Note 8) ......................................................................          239,479
   Facility expense ...............................................................................          294,037
                                                                                                       -------------
         Net expenses .............................................................................       10,060,696
                                                                                                       -------------
         Net investment income ....................................................................      165,515,835
                                                                                                       -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain/(loss) on investments ........................................................        3,755,259
   Net realized gain/(loss) on foreign currency transactions ......................................       (2,870,738)
   Net change in unrealized appreciation/(depreciation) on investments ............................      (80,761,149)
   Net change in unrealized appreciation/(depreciation) on unfunded transactions ..................         (604,465)
   Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts .....        1,205,706
   Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities
      denominated in foreign currency .............................................................          567,925
                                                                                                       -------------
         Net realized and unrealized gain/(loss) on investments ...................................      (78,707,462)
                                                                                                       -------------
         Net increase in net assets from operations ...............................................       86,808,373
                                                                                                       =============


18 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                         -----------------------------
                                                                                             YEARS ENDED AUGUST 31,
                                                                                              2007            2006
                                                                                              ($)             ($)
                                                                                         -----------------------------
INCREASE IN NET ASSETS:

FROM OPERATIONS
Net investment income ................................................................     165,515,835     104,530,900
Net realized gain/(loss) on investments and foreign currency transactions ............         884,521      12,363,756
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency transactions and translation of assets and
   liabilities denominated in foreign currency .......................................     (79,591,983)     (1,281,401)
                                                                                         -------------   -------------
   Net change in net assets from operations ..........................................      86,808,373     115,613,255
                                                                                         -------------   -------------
TRANSACTIONS IN INVESTOR'S BENEFICIAL INTEREST
Contributions ........................................................................   1,139,327,799     817,426,901
Withdrawals ..........................................................................    (621,839,277)   (345,645,810)
                                                                                         -------------   -------------
   Net increase from transactions in investor's beneficial interest ..................     517,488,522     471,781,091
                                                                                         -------------   -------------
   Total increase in net assets ......................................................     604,296,895     587,394,346
                                                                                         -------------   -------------
NET ASSETS
Beginning of year ....................................................................   1,726,812,228   1,139,417,882
                                                                                         -------------   -------------
End of year ..........................................................................   2,331,109,123   1,726,812,228
                                                                                         =============   =============


                            See accompanying Notes to Financial Statements. | 19

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED AUGUST 31, 2007

                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                   ($)
-------------------------------------------------------------------------------------------------------------
CASH FLOWS USED FOR OPERATING ACTIVITIES
   Net investment income ..................................................................      165,515,835

ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH USED FOR OPERATING ACTIVITIES
   Purchase of investment securities ......................................................   (2,289,064,593)
   Proceeds from disposition of investment securities .....................................    1,697,856,111
   Increase in dividends, interest and fees receivable ....................................       (2,646,854)
   Increase in receivable for investments sold ............................................      (61,922,315)
   Decrease in other assets ...............................................................           69,969
   Decrease in deferred facility fees .....................................................           (5,300)
   Net amortization/(accretion) of premium/(discount) .....................................       (3,826,511)
   Decrease in payable for investments purchased ..........................................      (13,600,953)
   Increase in payables to related parties ................................................          337,356
   Decrease in mark-to-market on realized and unrealized gain (loss) on foreign currency ..       (2,302,813)
   Decrease in other liabilities ..........................................................         (280,321)
                                                                                              --------------
      Net cash and foreign currency flow from operating activities ........................     (509,870,389)
                                                                                              --------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
   Proceeds from capital contributions ....................................................    1,139,327,799
   Payment of capital withdrawals .........................................................     (621,839,277)
                                                                                              --------------
      Net cash flow provided by financing activities ......................................      517,488,522
                                                                                              --------------
      Net increase in cash and foreign currency ...........................................        7,618,133
                                                                                              --------------
CASH AND FOREIGN CURRENCY
   Beginning of the year ..................................................................      156,572,921
                                                                                              --------------
   End of the year ........................................................................      164,191,054
                                                                                              ==============


20 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

-----------------------------------------------------------------------------------------
                                                      YEARS ENDED AUGUST 31,
                                           ----------------------------------------------
                                           2007   2006   2005       2004        2003
-----------------------------------------------------------------------------------------
TOTAL RETURN                               5.29%  8.72%  6.54%     10.39%      11.68%(a)

RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA
Net operating expenses                     0.47%  0.52%  0.51%(b)   0.52%(b)    0.57%(b)
Interest expense and facility expense      0.03%  0.04%  0.05%        --(c)       --(c)
Net expenses                               0.50%  0.56%  0.56%(b)   0.52%(b)    0.57%(b)
Net investment income                      8.20%  7.74%  5.69%(b)   4.45%(b)    5.96%(b)
Portfolio turnover rate                      86%    64%    75%        97%         75%

----------
(a) Total return includes a voluntary reimbursement by the Portfolio's investment adviser for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Portfolio's return.

(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(c)   Rounds to less than 0.01%.

--------------------------------------------------------------------------------


                            See accompanying Notes to Financial Statements. | 21

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

AS OF AUGUST 31, 2007                                HIGHLAND FLOATING RATE FUND

                                                                                                                 ($)
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in Portfolio ............................................................................    2,331,109,123
   Receivable for:
      Fund shares sold .................................................................................        7,764,716
   Other assets ........................................................................................           74,946
                                                                                                            -------------
         Total assets ..................................................................................    2,338,948,785
                                                                                                            -------------
LIABILITIES:
   Payables for:
      Distributions ....................................................................................        9,184,488
      Administration fee (Note 4) ......................................................................          390,978
      Trustees' fees (Note 4) ..........................................................................              800
      Service and distribution fees (Note 4) ...........................................................        1,009,396
   Accrued expenses and other liabilities ..............................................................          165,032
                                                                                                            -------------
         Total liabilities .............................................................................       10,750,694
                                                                                                            -------------
NET ASSETS .............................................................................................    2,328,198,091
                                                                                                            =============
COMPOSITION OF NET ASSETS:
   Paid-in capital .....................................................................................    2,402,895,657
   Overdistributed net investment income ...............................................................         (120,308)
   Accumulated net realized gain/(loss) on investments and foreign currency transactions allocated
      from Portfolio ...................................................................................       (1,975,104)
   Net unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts and assets and liabilities denominated in foreign currency allocated from
      Portfolio ........................................................................................      (72,602,154)
                                                                                                            -------------
NET ASSETS .............................................................................................    2,328,198,091
                                                                                                            =============
CLASS A
   Net assets ..........................................................................................      926,800,296
   Shares outstanding (unlimited authorization) ........................................................       96,087,905
   Net asset value per share (Net assets/shares outstanding) ...........................................             9.65(a)
   Maximum offering price per share (100/96.50 of $9.65) ...............................................            10.00(b)

CLASS B
   Net assets ..........................................................................................      123,579,751
   Shares outstanding (unlimited authorization) ........................................................       12,818,317
   Net asset value and offering price per share (Net assets/shares outstanding) ........................             9.64(a)

CLASS C
   Net assets ..........................................................................................      931,623,462
   Shares outstanding (unlimited authorization) ........................................................       96,632,528
   Net asset value and offering price per share (Net assets/shares outstanding) ........................             9.64(a)

CLASS Z
   Net assets ..........................................................................................      346,194,582
   Shares outstanding (unlimited shares authorized) ....................................................       35,911,004
   Net asset value, offering and redemption price per share (Net assets/shares outstanding) ............             9.64

----------
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $100,000 or more, the offering price is reduced.


22 | See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED AUGUST 31, 2007                   HIGHLAND FLOATING RATE FUND

                                                                                                          ($)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO (NOTE 1):
   Interest ......................................................................................    166,401,817
   Dividends .....................................................................................      9,165,301
   Facility and other fees .......................................................................          9,413
                                                                                                      -----------
         Total investment income .................................................................    175,576,531
                                                                                                      -----------
FUND EXPENSES:
   Net operating expenses allocated from Portfolio (Note 1) ......................................      9,527,180
   Administration fees (Note 4) ..................................................................      4,038,533
   Accounting service fees .......................................................................         12,500
   Distribution fees: (Note 4)
      Class A ....................................................................................        807,915
      Class B ....................................................................................        617,427
      Class C ....................................................................................      4,758,821
   Service fee: (Note 4)
      Class A ....................................................................................      2,019,787
      Class B ....................................................................................        343,015
      Class C ....................................................................................      1,982,842
   Transfer agent fees ...........................................................................        872,342
   Professional fees .............................................................................         87,942
   Trustees' fees (Note 4) .......................................................................         82,325
   Registration fees .............................................................................        156,887
   Reports to shareholders .......................................................................        652,314
   Other expenses ................................................................................        142,798
                                                                                                      -----------
         Net operating expenses ..................................................................     26,102,628
                                                                                                      -----------
   Interest expense allocated from Portfolio (Note 8) ............................................        239,479
   Facility expense allocated from Portfolio .....................................................        294,037
                                                                                                      -----------
         Net expenses ............................................................................     26,636,144
                                                                                                      -----------
         Net investment income ...................................................................    148,940,387
                                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO (NOTE 1):
   Net realized gain/(loss) on investments .......................................................      3,755,259
   Net realized gain/(loss) on foreign currency transactions .....................................     (2,870,738)
   Net change in unrealized appreciation/(depreciation) on investments ...........................    (80,761,149)
   Net change in unrealized appreciation/(depreciation) on unfunded transactions .................       (604,465)
   Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts ....      1,205,706
   Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities
      denominated in foreign currency ............................................................        567,925
                                                                                                      -----------
         Net realized and unrealized gain/(loss) on investments allocated from Portfolio .........    (78,707,462)
                                                                                                      -----------
         Net increase in net assets from operations ..............................................     70,232,925
                                                                                                      ===========


                            See accompanying Notes to Financial Statements. | 23

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     HIGHLAND FLOATING RATE FUND

                                                                                            ------------------------------
                                                                                                YEARS ENDED AUGUST 31,
                                                                                                 2007            2006
                                                                                                 ($)             ($)
                                                                                            ------------------------------
INCREASE IN NET ASSETS:

FROM OPERATIONS
Net investment income ...................................................................     148,940,387      92,524,047
Net realized gain/(loss) on investments and foreign currency transactions allocated
      from Portfolio ....................................................................         884,521      12,076,962
Net change in unrealized appreciation/(depreciation) on investments, translation of assets and liabilities denominated in foreign currency unfunded transactions,
      forward foreign currency contracts and allocated from Portfolio ...................     (79,591,983)       (851,203)
                                                                                            -------------   -------------
      Net change in net assets from operations ..........................................      70,232,925     103,749,806

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income:
   Class A ..............................................................................     (60,910,569)    (36,949,931)
   Class B ..............................................................................      (9,909,902)    (10,607,992)
   Class C ..............................................................................     (55,784,748)    (31,033,409)
   Class Z ..............................................................................     (22,175,578)    (14,588,702)
                                                                                            -------------   -------------
      Total distributions from net investment income ....................................    (148,780,797)    (93,180,034)
                                                                                            -------------   -------------
SHARE TRANSACTIONS
Class A
   Subscriptions ........................................................................     505,084,021     460,060,712
   Distributions reinvested .............................................................      26,374,679      17,848,900
   Redemptions ..........................................................................    (306,504,923)   (105,237,595)
                                                                                            -------------   -------------
      Net increase ......................................................................     224,953,777     372,672,017
Class B
   Subscriptions ........................................................................         191,510         370,397
   Distributions reinvested .............................................................       5,922,934       6,226,923
   Redemptions ..........................................................................     (29,756,260)    (26,685,543)
                                                                                            -------------   -------------
      Net decrease ......................................................................     (23,641,816)    (20,088,223)
Class C
   Subscriptions ........................................................................     420,897,423     307,867,391
   Distributions reinvested .............................................................      26,310,505      15,573,084
   Redemptions ..........................................................................    (111,844,302)    (66,041,445)
                                                                                            -------------   -------------
      Net increase ......................................................................     335,363,626     257,399,030
Class Z
   Subscriptions ........................................................................     199,534,434      88,139,842
   Distributions reinvested .............................................................       7,856,463       5,020,371
   Redemptions ..........................................................................     (74,257,745)    (61,876,293)
                                                                                            -------------   -------------
      Net Increase ......................................................................     133,133,152      31,283,920
                                                                                            -------------   -------------
      Net increase from share transactions ..............................................     669,808,739     641,266,744
                                                                                            -------------   -------------
      Total increase in net assets ......................................................     591,260,867     651,836,516
                                                                                            -------------   -------------
NET ASSETS
Beginning of year .......................................................................   1,736,937,224   1,085,100,708
                                                                                            -------------   -------------
End of year (including undistributed/(overdistributed) net investment income of
      $(120,308) and $2,499,928, respectively) ..........................................   2,328,198,091   1,736,937,224
                                                                                            =============   =============


24 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                     HIGHLAND FLOATING RATE FUND

                                                                                            ------------------------------
                                                                                                YEARS ENDED AUGUST 31,
                                                                                                 2007            2006
                                                                                                 ($)             ($)
                                                                                            ------------------------------
CHANGE IN SHARES
Class A
   Subscriptions ........................................................................      50,366,690      46,389,131
   Issued for distributions reinvested ..................................................       2,645,496       1,799,527
   Redemptions ..........................................................................     (30,534,216)    (10,621,709)
                                                                                            -------------   -------------
      Net increase ......................................................................      22,477,970      37,566,949
Class B
   Subscriptions ........................................................................          19,199          37,376
   Issued for distributions reinvested ..................................................         593,927         628,285
   Redemptions ..........................................................................      (2,962,542)     (2,694,070)
                                                                                            -------------   -------------
      Net decrease ......................................................................      (2,349,416)     (2,028,409)
Class C
   Subscriptions ........................................................................      42,014,317      31,050,062
   Issued for distributions reinvested ..................................................       2,640,751       1,570,587
   Redemptions ..........................................................................     (11,131,787)     (6,667,761)
                                                                                            -------------   -------------
      Net increase ......................................................................      33,523,281      25,952,888
Class Z
   Subscriptions ........................................................................      19,881,361       8,891,919
   Issued for distributions reinvested ..................................................         789,106         506,341
   Redemptions ..........................................................................      (7,401,124)     (6,252,836)
                                                                                            -------------   -------------
      Net increase ......................................................................      13,269,343       3,145,424


                            See accompanying Notes to Financial Statements. | 25

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     HIGHLAND FLOATING RATE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

-----------------------------------------------------------------------------------------------------------------
                                                                   YEARS ENDED AUGUST 31, 2007
                                                -----------------------------------------------------------------
CLASS A SHARES                                     2007           2006        2005        2004         2003
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF YEAR                                      $    9.95      $    9.88   $    9.80   $    9.29     $   8.83
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income(a)                             0.75           0.70        0.49        0.37         0.48
Net realized and unrealized gain/(loss)
   allocated from Portfolio(a)                      (0.29)          0.07        0.08        0.52         0.46
                                                ---------      ---------   ---------   ---------     --------
Total from investment operations                     0.46           0.77        0.57        0.89         0.94
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                          (0.76)         (0.70)      (0.49)      (0.38)       (0.48)
From net realized gains                                --             --          --          --           --
                                                ---------      ---------   ---------   ---------     --------
Total distributions declared to
   shareholders                                     (0.76)         (0.70)      (0.49)      (0.38)       (0.48)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $    9.65      $    9.95   $    9.88   $    9.80     $   9.29
Total return(b)                                      4.28%(c)       8.18%       5.93%       9.65%       11.03%(d)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Net operating expenses                               1.12%          1.17%       1.15%       1.15%        1.15%
Interest expense & facility expense
   allocated from Portfolio                          0.03%          0.04%       0.05%         --(e)        --(e)
Net expenses(f)                                      1.15%          1.21%       1.20%       1.15%        1.15%
Net investment income                                7.55%          7.08%       5.05%       3.78%        5.39%
Waiver/reimbursement                                   --           0.01%       0.08%       0.17%        0.28%
Net assets, end of year (000's)                 $ 926,800      $ 732,767   $ 355,998   $ 222,032     $ 97,924
-----------------------------------------------------------------------------------------------------------------

----------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or contingent deferred sales charge ("CDSC"). For periods with waivers/reimbursements, had the Portfolio's investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c) Total return is calculated using the net asset value used for trading at the close of business on August 31, 2007.

(d) Total return includes a voluntary reimbursement by the Portfolio's investment adviser for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class A Shares return.

(e)   Rounds to less than 0.01%.

(f) Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.


26 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     HIGHLAND FLOATING RATE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

-------------------------------------------------------------------------------------------------------------
                                                                 YEARS ENDED AUGUST 31, 2007
                                                -------------------------------------------------------------
CLASS B SHARES                                     2007        2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF YEAR                                      $    9.95   $    9.87   $    9.80   $    9.29   $    8.83
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income(a)                             0.72        0.67        0.46        0.34        0.45
Net realized and unrealized gain/(loss)
   allocated from Portfolio(a)                      (0.31)       0.08        0.06        0.51        0.46
                                                ---------   ---------   ---------   ---------   ---------
Total from investment operations                     0.41        0.75        0.52        0.85        0.91
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                          (0.72)      (0.67)      (0.45)      (0.34)      (0.45)
From net realized gains                                --          --          --          --          --
                                                ---------   ---------   ---------   ---------   ---------
Total distributions declared to
   shareholders                                     (0.72)      (0.67)      (0.45)      (0.34)      (0.45)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $    9.64   $    9.95   $    9.87   $    9.80   $    9.29
Total return(b)                                      4.03%       7.82%       5.46%       9.27%      10.65%(c)
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Net operating expenses                               1.47%       1.52%       1.50%       1.50%       1.50%
Interest expense & facility expense
   allocated from Portfolio                          0.03%       0.04%       0.05%         --(d)       --(d)
Net expenses(e)                                      1.50%       1.56%       1.55%       1.50%       1.50%
Net investment income                                7.20%       6.73%       4.70%       3.51%       5.05%
Waiver/reimbursement                                   --        0.01%       0.08%       0.17%       0.28%
Net assets, end of year (000's)                 $ 123,580   $ 150,922   $ 169,780   $ 191,365   $ 163,448
-------------------------------------------------------------------------------------------------------------

----------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Portfolio's investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c) Total return includes a voluntary reimbursement by the Portfolio's investment adviser for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class B Shares return.

(d)   Rounds to less than 0.01%.

(e) Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.


                            See accompanying Notes to Financial Statements. | 27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     HIGHLAND FLOATING RATE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

---------------------------------------------------------------------------------------------------------------
                                                                  YEARS ENDED AUGUST 31, 2007
                                                ---------------------------------------------------------------
CLASS C SHARES                                     2007        2006        2005        2004          2003
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF YEAR                                      $    9.95   $    9.87   $    9.80   $    9.29     $    8.83
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income(a)                             0.70        0.65        0.45        0.32          0.44
Net realized and unrealized gain/(loss)
   allocated from Portfolio(a)                      (0.30)       0.08        0.06        0.52          0.46
                                                ---------   ---------   ---------   ---------     ---------
Total from investment operations                     0.40        0.73        0.51        0.84          0.90
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                          (0.71)      (0.65)      (0.44)      (0.33)        (0.44)
From net realized gains                                --          --          --          --            --
                                                ---------   ---------   ---------   ---------     ---------
Total distributions declared to
   shareholders                                     (0.71)      (0.65)      (0.44)      (0.33)        (0.44)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $    9.64   $    9.95   $    9.87   $    9.80     $    9.29
Total return(b)                                      3.87%       7.65%       5.30%       9.10%        10.48%(c)
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Net operating expenses                               1.62%       1.67%       1.65%       1.65%         1.65%
Interest expense & facility expense
   allocated from Portfolio                          0.03%       0.04%       0.05%         --(d)         --(d)
Net expenses(e)                                      1.65%       1.71%       1.70%       1.65%         1.65%
Net investment income                                7.05%       6.58%       4.55%       3.28%         4.88%
Waiver/reimbursement                                   --        0.01%       0.08%       0.17%         0.28%
Net assets, end of year (000's)                 $ 931,623   $ 627,964   $ 366,841   $ 278,797     $ 132,656
---------------------------------------------------------------------------------------------------------------

----------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Portfolio's investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c) Total return includes a voluntary reimbursement by the Portfolio's investment adviser for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class C Shares return.

(d)   Rounds to less than 0.01%.

(e) Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.


28 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     HIGHLAND FLOATING RATE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

-------------------------------------------------------------------------------------------------------------
                                                                 YEARS ENDED AUGUST 31, 2007
                                                -------------------------------------------------------------
CLASS Z SHARES                                     2007        2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF YEAR                                      $    9.95   $    9.87   $    9.80   $    9.29    $   8.83
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income(a)                             0.79        0.74        0.53        0.40        0.50
Net realized and unrealized gain/(loss)
   allocated from Portfolio(a)                      (0.31)       0.08        0.06        0.52        0.47
                                                ---------   ---------   ---------   ---------    --------
Total from investment operations                     0.48        0.82        0.59        0.92        0.97
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                          (0.79)      (0.74)      (0.52)      (0.41)      (0.51)
From net realized gains                                --          --          --          --          --
                                                ---------   ---------   ---------   ---------    --------
Total distributions declared to
   shareholders                                     (0.79)      (0.74)      (0.52)      (0.41)      (0.51)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $    9.64   $    9.95   $    9.87   $    9.80    $   9.29
Total return (b)                                     4.75%       8.57%       6.20%      10.03%      11.42%(c)
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Net operating expenses                               0.77%       0.82%       0.80%       0.80%       0.80%
Interest expense & facility expense
   allocated from Portfolio                          0.03%       0.04%       0.05%         --(d)       --(d)
Net expenses(e)                                      0.80%       0.86%       0.85%       0.80%       0.80%
Net investment income                                7.90%       7.43%       5.40%       4.12%       5.53%
Waiver/reimbursement                                   --        0.01%       0.08%       0.17%       0.28%
Net assets, end of year (000's)                 $ 346,195   $ 225,284   $ 192,482   $ 139,577    $ 31,055
-------------------------------------------------------------------------------------------------------------

----------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Portfolio's investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c) Total return includes a voluntary reimbursement by the Portfolio's investment adviser for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class Z Shares return.

(d)   Rounds to less than 0.01%.

(e) Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.


                            See accompanying Notes to Financial Statements. | 29

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

NOTE 1. ORGANIZATION

Highland Floating Rate Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund invests all of its investable assets in Highland Floating Rate Limited Liability Company (the "Portfolio").

INVESTMENT OBJECTIVE

The Portfolio seeks a high level of current income consistent with preservation of capital.

THE PORTFOLIO

The Portfolio is registered under the 1940 Act as a non-diversified, closed-end management investment company and is organized as a Delaware limited liability company. The Portfolio allocates income, expenses and realized and unrealized gains and losses to each investor on a daily basis, based on methods in compliance with the Internal Revenue Code of 1986, as amended (the "Code"). Prior to May 5, 2006, the Fund and Highland Institutional Floating Rate Income Fund (the "Institutional Fund") were the sole investors in the Portfolio. On May 5, 2006, the Institutional Fund liquidated and the Fund became the sole investor in the Portfolio. At August 31, 2007, the Fund was the sole investor in the Portfolio.

FUND SHARES

The Fund may issue an unlimited number of shares and continuously offers three classes of shares: Class A, Class C and Class Z. The Fund has discontinued selling Class B Shares to new and existing investors, although existing investors may still reinvest distributions in Class B Shares. Certain share classes have their own sales charge and bear class-specific expenses, which include distribution fees and service fees.

Class A Shares are subject to a maximum front-end sales charge of 3.50% based on the amount of initial investment. Class A Shares purchased without an initial sales charge by accounts aggregating $1 million and greater at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares tendered and accepted for repurchase within eighteen months after purchase. Class B Shares are subject to a maximum CDSC of 3.25% based upon the holding period after purchase. Class B Shares will convert to Class A Shares eight years after purchase. Please read the Fund's prospectus for additional details on the Class B CDSC. Class C Shares are subject to a 1.00% CDSC on shares tendered and accepted for repurchase within one year after purchase. Class Z Shares are not subject to a sales charge. There are certain restrictions on the purchase of Class Z Shares, as described in the Fund's Class Z Shares prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio and the Fund in the preparation of their financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The value of the Fund's assets is based on its proportionate share of the current market value of the Portfolio's net assets. For securities with readily available market quotations, the Portfolio uses those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices from principal market makers. If there is more than one such principal market maker, the value will be the average of such means. Securities without a sale price or bid and ask quotations from principal market makers on the valuation day will be valued by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (such as when events materially affecting the value of securities occur between the time when the market price is determined and calculation of the Portfolio's net asset value), such securities are valued at their fair value, as determined in good faith by the Portfolio's investment adviser, Highland Capital Management, L.P. ("Highland" or the "Investment Adviser"), in accordance with procedures established by the Portfolio's Board of Managers. In these cases, the Portfolio's net asset value will reflect the affected portfolio securities' value as determined in the judgment of the Board of Managers or its designee instead of being


30 | Annual Report

--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Portfolio's valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Costs and gains (losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.

FOREIGN CURRENCY

Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS

In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Portfolio is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Portfolio to establish a rate of exchange for a future point in time.

INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, if any. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Dividend income is recorded on the ex-dividend date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.

U.S. FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Portfolio is treated as a partnership for U.S. federal income tax purposes and all of its income is allocated to its owners based on methods in compliance with the Internal Revenue Service. Therefore, no U.S. federal income tax provision is recorded. The Fund is the sole member of the Portfolio. For U.S. federal income tax purposes, the Portfolio is a disregarded entity.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared by the Fund daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

STATEMENT OF CASH FLOWS

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Portfolio's Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank and sub-custodian bank, respectively, and does not include any short-term investments.


                                                              Annual Report | 31

--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

ADDITIONAL ACCOUNTING STANDARDS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. Implementation of FIN 48 will be required beginning after August 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

In February 2007, FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the Fund's choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. SFAS 159 is effective for fiscal years beginning after November 15, 2007.

At this time, management is evaluating the implications of FIN 48, SFAS 157 and SFAS 159 and their impact on the Fund's financial statements, if any, has not been determined.

NOTE 3. U.S. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2007, permanent differences resulting from premium amortization sold, Section 988 gain/(loss) reclass, foreign bond bifurcation and non-deductible excise tax paid were identified and reclassified among the components of the Fund's net assets as follows:

--------------------------------------------------------------------------------
  Undistributed
(Overdistributed)                  Accumulated Net
  Net Investment                    Realized Gain/                     Paid-in
      Income                            (Loss)                         Capital
--------------------------------------------------------------------------------
  $ (2,779,826)                      $ 2,779,965                       $ (139)
--------------------------------------------------------------------------------

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                      2007             2006
--------------------------------------------------------------------------------
Distributions paid from:
--------------------------------------------------------------------------------
Ordinary income*                                 $ 148,780,797     $ 93,180,034
--------------------------------------------------------------------------------
Long-term capital gains                                     --               --
--------------------------------------------------------------------------------

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of August 31, 2007, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed                       Undistributed
   Ordinary                           Long-Term                  Net Unrealized
    Income                          Capital Gains                 Depreciation*
--------------------------------------------------------------------------------
 $ 13,907,234                            $ --                     $ (74,814,432)
--------------------------------------------------------------------------------

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, premium amortization and Section 732 adjustments.

Portfolio unrealized appreciation and depreciation at August 31, 2007, based on cost of investments for U.S. federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other


32 | Annual Report

--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

assets and liabilities resulting from changes in exchange rates, was:

--------------------------------------------------------------------------------
Unrealized appreciation                                          $   22,931,369
Unrealized depreciation                                             (97,242,615)
                                                                 --------------
       Net unrealized depreciation                               $  (74,311,246)
                                                                 ==============
--------------------------------------------------------------------------------

POST-OCTOBER LOSSES

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended August 31, 2007, the Fund intends to elect to defer net realized capital losses of $2,311,886 and currency losses of $1,975,686 incurred from November 1, 2006 through August 31, 2007.

NOTE 4. ADVISORY, ADMINISTRATION, SERVICE AND DISTRIBUTION AND TRUSTEE FEES

INVESTMENT ADVISORY FEE

Highland Capital Management, L.P. is the investment adviser to the Portfolio. Effective August 21, 2007, Highland receives from the Portfolio a monthly advisory fee, based on the Portfolio's average daily net assets at the following annual rates:

--------------------------------------------------------------------------------
Average Daily Net Assets                                        Annual Fee Rate
--------------------------------------------------------------------------------
    First $1 billion                                                 0.65%
--------------------------------------------------------------------------------
    Next $1 billion                                                  0.60%
--------------------------------------------------------------------------------
    Over $2 billion                                                  0.55%
--------------------------------------------------------------------------------

Prior to August 21, 2007, Highland received a monthly investment advisory fee from the Portfolio based on the Portfolio's average daily net assets at the following annual rates:

--------------------------------------------------------------------------------
Average Daily Net Assets                                        Annual Fee Rate
--------------------------------------------------------------------------------
    First $1 billion                                                 0.45%
--------------------------------------------------------------------------------
    Next $1 billion                                                  0.40%
--------------------------------------------------------------------------------
    Over $2 billion                                                  0.35%
--------------------------------------------------------------------------------

For the year ended August 31, 2007, the Portfolio's effective investment advisory fee rate was 0.43%.

ADMINISTRATION FEES

Highland provides administrative services to the Portfolio and the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily net assets. The Fund, but not the Portfolio, pays Highland for these services. Under separate sub-administration agreements, Highland has delegated certain administrative functions to PFPC Inc. ("PFPC"). Highland pays PFPC directly for these services.

SERVICE AND DISTRIBUTION FEES

PFPC Distributors, Inc. (the "Underwriter") serves as the principal underwriter and distributor of the Fund's shares. The Underwriter receives a CDSC imposed on certain redemptions of Class A, Class B and Class C Shares. For the year ended August 31, 2007, the Underwriter received $42,222, $97,693 and $110,851 of CDSCs on Class A, Class B and Class C Share redemptions, respectively.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") which requires the payment of a monthly service fee to the Underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. The CDSC and the fees received from the Plan are used principally as repayment for amounts paid by the Underwriter to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Effective August 21, 2007, Highland voluntarily has agreed to waive advisory fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, commitment fees, interest, taxes and extraordinary expenses, if any) so that total expenses will not exceed 1.00% of the average daily net assets of the Fund. This arrangement may be modified or terminated by Highland at any time.

FEES PAID TO OFFICERS AND TRUSTEES/MANAGERS

The Fund and the Portfolio pay no compensation to their one interested Trustee/Manager or to any of their respective officers, all of whom are employees of Highland.

Trustees/Managers who are not "interested persons" (as defined in the 1940 Act) of the Fund and the Portfolio each receive an annual retainer fee of $25,000 for services provided as Trustees of the Fund and the Portfolio. The Fund pays $20,000 of this fee and the remaining $5,000 is paid by the Portfolio. Following the Fund's conversion to a single-fund structure and the liquidation and dissolution of the


                                                              Annual Report | 33

--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

Portfolio, which is expected to occur by the end of 2007, the Fund will pay the entire fee for each Trustee.

NOTE 5. PORTFOLIO INFORMATION

For the year ended August 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,289,064,593 and $1,697,856,111, respectively.

NOTE 6. PERIODIC REPURCHASE OFFERS

The Fund has adopted a policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Fund's net asset value ("Repurchase Offers"). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of March, June, September, and December. It is anticipated that normally the date on which the repurchase price of shares will be determined (the "Repurchase Pricing Date") will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline.

For the year ended August 31, 2007, there were four Repurchase Offers. For each Repurchase Offer, the Fund offered to repurchase 10% of its shares. In the September 2006, December 2006, March 2007 and June 2007 Repurchase Offers, 8.03%, 7.15%, 5.80% and 5.00%, respectively, of shares outstanding were repurchased.

NOTE 7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans ("Senior Loans") the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic foreign corporations, partnerships and other entities ("Borrowers"). If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Portfolio purchases a participation of a Senior Loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly. As such, the Portfolio assumes the credit risk of the Borrower, selling participant or other persons interpositioned between the Portfolio and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry.

At August 31, 2007, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Portfolio on a participation basis.

--------------------------------------------------------------------------------
                                                       Principal
Selling Participant                                      Amount        Value
--------------------------------------------------------------------------------
Credit Suisse:
   Berry Plastics Holding Corp.
      Term C Loan                                     $   249,375   $   239,400
   Hexion Specialty Chemicals, Inc.
      Tranche C-1 Term Loan                             2,335,641     2,290,096
      Tranche C-2 Term Loan                               507,368       496,713
   Jacuzzi Brands Corp
      First Lien Term B Loan                              917,095       831,117
      Pre-Funded Letter of Credit                          81,081        73,784
   Quality Distributions, Inc.
      Term Loan                                         2,064,887     2,054,562

Goldman Sachs:
   Bridge Information Systems, Inc.
      Multidraw Term Loan                                 475,491        36,950

Morgan Stanley Senior Funding, Inc.
   Realogy Corp
      Initial Term B Loan                               1,969,697     1,794,276
      Synthetic Letter of Credit                          530,303       483,074
--------------------------------------------------------------------------------

NOTE 8. LINE OF CREDIT

On September 13, 2004, the Portfolio entered into a $150,000,000 credit facility with the Bank of Nova Scotia, which was increased on September 12, 2005 to $200,000,000, to be used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Portfolio based on its borrowings. In addition, the Portfolio has agreed to pay facility expenses on the unutilized line of credit, which are included on the Statement of Operations. For the year ended August 31, 2007, the average daily loan balance outstanding on days where borrowings existed was $80,333,333 at a weighted average interest rate of 8.89%.


34 | Annual Report

--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

Interest expense allocated to the Fund of $239,479 was paid for use of the line of credit and is included on the Statement of Operations.

NOTE 9. UNFUNDED LOAN COMMITMENTS

As of August 31, 2007, the Portfolio had unfunded loan commitments of $33,736,080, which could be extended at the option of the Borrower, pursuant to loan agreements with the following borrowers:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                       Loan
Borrower                                                            Commitment
--------------------------------------------------------------------------------
American Buildings Co.                                             $    239,463
--------------------------------------------------------------------------------
Autocam Corp.                                                            38,773
--------------------------------------------------------------------------------
Buffets Holdings, Inc.                                                  928,125
--------------------------------------------------------------------------------
Centennial Cellular Operating Co.                                     2,250,000
--------------------------------------------------------------------------------
CHS/Community Health Systems, Inc.                                      587,780
--------------------------------------------------------------------------------
Cricket Communications, Inc.                                          6,500,000
--------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc.                                       1,000,000
--------------------------------------------------------------------------------
Federal-Mogul Corp.                                                     102,746
--------------------------------------------------------------------------------
Fenwal, Inc.                                                          1,500,000
--------------------------------------------------------------------------------
FleetCor Technologies Operating Co., LLC                                416,667
--------------------------------------------------------------------------------
Fontainebleu Las Vegas LLC                                            2,333,333
--------------------------------------------------------------------------------
HUB International Holdings, Inc.                                        627,451
--------------------------------------------------------------------------------
Interstate Bakeries Corp.                                             7,500,000
--------------------------------------------------------------------------------
Millennium Digital Media Systems, LLC                                 3,057,912
--------------------------------------------------------------------------------
Nordic Cable Acquisition                                              3,068,493
--------------------------------------------------------------------------------
Readers Digest Association, Inc.                                        501,500
--------------------------------------------------------------------------------
Schieder Mobel Holding, GMBH                                             24,742
--------------------------------------------------------------------------------
Univision Communications, Inc.                                        2,612,416
--------------------------------------------------------------------------------
Ypso Holding SA                                                         446,679
--------------------------------------------------------------------------------
                                                                   $ 33,736,080
                                                                   =============
--------------------------------------------------------------------------------

NOTE 10. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a Portfolio that is more diversified.

NON-PAYMENT RISK

Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.

CREDIT RISK

Securities rated below investment grade are commonly referred to as high-yield, high risk or "junk debt." They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and/or interest payments. Investments in high-yield Senior Loans may result in greater net asset value fluctuation than if the Portfolio did not make such investments.

CURRENCY RISK

A portion of the Portfolio's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are quoted or denominated. Further, the Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

FOREIGN SECURITIES

Investments in foreign securities may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Portfolio invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include (i) less information about non-U.S. issuers or markets being available due to less rigorous disclosure, accounting standards or regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and Highland may not be able to sell the Portfolio's securities at times, in amounts and at prices it considers reasonable; (iii) the economies of non-U.S. markets may grow at slower rates than expected or may experience a downturn or recession; and (iv) withholdings and other non-U.S. taxes may decrease the Fund's returns.


                                                              Annual Report | 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF HIGHLAND FLOATING RATE FUND AND THE BOARD OF MANAGERS OF HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Floating Rate Fund (the "Fund") and Highland Floating Rate Limited Liability Company (the "Portfolio") at August 31, 2007, and the results of each of their operations for the year then ended, the changes in their net assets, the Portfolio's cash flows and their financial highlights for period indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2007 by correspondence with the custodian and the banks with whom the Portfolio owns participations in loans, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Dallas, Texas
October 25, 2007


36 | Annual Report

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Portfolio has retained Highland to manage its assets pursuant to an investment advisory agreement with Highland (the "Current Portfolio Advisory Agreement"). The Current Portfolio Advisory Agreement has been approved by the Portfolio's Board of Managers and the Fund's Board of Trustees, including a majority of the Managers/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio or the Fund (the "Independent Managers/Trustees"). Following an initial term of two years, the Current Portfolio Advisory Agreement continues in effect with respect to the Portfolio (unless terminated sooner) if approved at least annually by (i) a majority of the Portfolio's Independent Managers, cast in person at a meeting for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding shares of the Fund and any other then existing feeder fund of the Portfolio, or the Portfolio's Board of Managers. At a meeting held on April 30, 2007, the Independent Managers/Trustees, assisted by their independent legal counsel, met in executive session to discuss (i) the continuation of the Current Portfolio Advisory Agreement and (ii) the approval of a new investment advisory agreement between the Portfolio and Highland (the "New Portfolio Advisory Agreement" and together with the Current Portfolio Advisory Agreement, the "Advisory Agreements") and the submission of the New Portfolio Advisory Agreement to shareholders of the Fund. The Independent Managers/Trustees discussed the fact that the New Portfolio Advisory Agreement contains substantially identical terms to the Current Portfolio Advisory Agreement except that the New Portfolio Advisory Agreement reflects an increase in advisory fees at each stated asset level of 0.20%. Prior to the meeting, the Independent Managers/ Trustees had requested detailed information from Highland which included: (1) information confirming the financial soundness of Highland; (2) information on the advisory and compliance personnel of Highland; (3) information on the internal compliance procedures of Highland; (4) comparative information showing how the Portfolio's proposed advisory fee rate schedule and anticipated operating expenses of the Fund compare to (i) other registered closed-end and private funds, in particular investment companies and funds that follow investment strategies similar to those of the Fund and investment companies that are comparable in structure and asset size, and (ii) other private and registered pooled investment vehicles or accounts managed by Highland, as well as the performance of such vehicles and accounts (in absolute and market terms); (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting Highland. The Independent Managers/Trustees reviewed various factors discussed in independent counsel's legal memorandum, the detailed information provided by Highland and other relevant information and factors, including the following:

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES TO BE PROVIDED BY HIGHLAND

The Independent Managers/Trustees considered the portfolio management services provided by Highland and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. They discussed the experience and qualifications of the personnel who provide advisory services, including the background and experience of the members of the portfolio management team. The Independent Managers/Trustees reviewed the management structure, assets under management and investment philosophies and processes of Highland. They also reviewed and discussed Highland's compliance policies and procedures. The Independent Managers/Trustees concluded that Highland has the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreements and that the nature of such advisory services is satisfactory.

HIGHLAND'S HISTORICAL PERFORMANCE IN MANAGING THE PORTFOLIO AND THE FUND

The Independent Managers/Trustees reviewed Highland's historical performance in managing the Portfolio and the Fund based on data set forth in the Lipper Analytical New Applications database. They noted that, as a result of its investment in the Portfolio, the Fund is consistently outperforming its benchmark, the Credit Suisse Leveraged Loan Index, as well as its peers that employ leverage (other than Highland Floating Rate Advantage Fund ("ADV")) and those that do not employ leverage. During the 12 months ended March 31, 2007, the Fund's Class A Shares earned a return of 9.71%, which represents a 33.01% incremental return or 241 basis points more than its benchmark. During the 12 months ended March 31, 2007, the Fund's Class B Shares earned a return of 9.34%, which represents a 27.95% incremental return or 204 basis points more than its benchmark. During the 12 months ended March 31, 2007, the Fund's Class C Shares earned a return of 9.18%, which represents a 25.75% incremental return or 188 basis points more than its benchmark. During the 12 months ended March 31, 2007, the Fund's Class Z Shares earned a return of 10.10%, which represents a 38.36% incremental return or 280 basis points more than its benchmark. Additionally, of its peer group, only ADV (which employs leverage) outperformed the Fund during the 12 months ended March 31, 2007. Additionally, in Lipper's Annualized Rate of Return


                                                              Annual Report | 37

--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

APPROVAL OF INVESTMENT ADVISORY CONTRACTS (CONTINUED)

categories, all of the Fund's share classes were ranked in the Top 9 for the 3-year, 5-year and since inception time frames of the Total Return set.

THE INVESTMENT PERFORMANCE OF OTHER ACCOUNTS OR FUNDS MANAGED BY HIGHLAND

The Independent Managers/Trustees reviewed the performance of Highland for accounts or funds that are similar to the Portfolio compared with other investment companies of similar investment objectives and size. They reviewed the performance of ADV and noted that it is consistently outperforming its benchmark, the Credit Suisse Leveraged Loan Index, as well as both its peers that employ leverage and those that do not employ leverage. During the 12 months ended March 31, 2007, ADV's Class A Shares earned a return of 10.44%, which represents a 43.01% incremental return or 314 basis points more than its benchmark. During the 12 months ended March 31, 2007, ADV's Class B Shares earned a return of 10.05%, which represents a 37.67% incremental return or 275 basis points more than its benchmark. During the 12 months ended March 31, 2007, ADV's Class C Shares earned a return of 9.89%, which represents a 35.48% incremental return or 259 basis points more than its benchmark. During the 12 months ended March 31, 2007, ADV's Class Z Shares earned a return of 10.83%, which represents a 48.36% incremental return or 353 basis points more than its benchmark. Furthermore, when compared to its peer group, all of ADV's share classes have been the top performing share classes of any peer, in the categories 1-Year Total Return, and Total Return since April 15, 2004, as well as the Annualized Total Rates of Return in 3-Year, 5-Year, since April 15, 2004 (the date on which Highland became ADV's Investment Adviser), and Since Inception time frames. The Independent Managers/Trustees were satisfied with Highland's overall performance records.

The Independent Managers/Trustees also reviewed the performance of a private separate account that is the Fund's only other Highland-advised peer and noted that it is consistently outperforming its benchmark, the Credit Suisse Leveraged Loan Index. During the 12 months ended March 31, 2007, the private sector account earned a return of 8.05%, which represents a 10.27% incremental return or 75 basis points more than its benchmark. Furthermore, the private separate account outperformed its benchmark in the categories Total Return since April 15, 2004, as well as the Annualized Total Rates of Return in 3-Year, 5-Year, since April 15, 2004 and Since Inception time frames.

THE COSTS OF THE SERVICES TO BE PROVIDED BY HIGHLAND AND THE PROFITS TO BE REALIZED BY HIGHLAND AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE PORTFOLIO AND THE FUND

With respect to the Advisory Agreements, the Independent Managers/Trustees also gave substantial consideration to: (1) the fee rate to be paid to Highland under the Advisory Agreements as well as under the Administration Services Agreement between Highland and the Fund; (2) the anticipated expenses Highland would incur in providing advisory services; (3) so-called "fallout benefits" to Highland under the Advisory Agreements, such as any incremental increase to its reputation derived from serving as investment adviser to the Portfolio; and (4) a comparison of the fees payable to Highland under the Advisory Agreements to fees paid to Highland by other funds and to investment advisers serving other investment companies with similar investment programs to that of the Portfolio. After such review, the Independent Managers/Trustees determined that the anticipated profitability rate to Highland with respect to the Advisory Agreements was fair and reasonable.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE PORTFOLIO GROWS AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF SHAREHOLDERS

The Independent Managers/Trustees considered the effective fees under the Advisory Agreements, as a percentage of assets at different asset levels, and possible economies of scale to Highland. They considered the anticipated asset levels of the Portfolio, the information provided by Highland relating to its estimated costs, and information comparing the fee rate to be charged by Highland with fee rates charged by other unaffiliated investment advisers to their clients. They also considered Highland's willingness, if shareholders approve the New Portfolio Advisory Agreement, to voluntarily waive advisory fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, commitment fees, interest, taxes and extraordinary expenses, if any) so that total expenses would not exceed an annual rate of 1.00% of the average daily net assets of the Fund. The Independent Managers/Trustees concluded that the fee structures are reasonable and appropriately would result in a sharing of economies of scale in view of the information provided by Highland.

In determining whether to approve the continuation of the Current Portfolio Advisory Agreement and to recommend the submission to shareholders of the New Portfolio


38 | Annual Report

--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

APPROVAL OF INVESTMENT ADVISORY CONTRACTS (CONTINUED)

Advisory Agreement, the Independent Managers/Trustees drew the following conclusions:

The Independent Managers/Trustees concluded that an increase in the investment advisory fee rate would be in the best interests of shareholders because it would enable Highland to remain committed to the long-term management of the Fund and the Portfolio at a more appropriate fee level. The Independent Managers/Trustees determined that the current fee rate and the increased advisory fee rate proposal are fair and reasonable, in light of the resources that Highland has devoted to managing the Portfolio during the period Highland has served as the investment adviser to the Portfolio and in view of the fact that the current advisory fee rate for the Portfolio is substantially below the average advisory/management fee rate in the Portfolio's peer groups. The Board also noted that the proposed advisory fee rate increase would still be below the average of other funds with similar investment programs to that of the Portfolio. They also noted the Portfolio's excellent performance under Highland's management.

The Fund's Board noted that at its May 19, 2006 board meeting it had approved an advisory agreement substantially identical to the New Portfolio Advisory Agreement and that the Fund had held a shareholder meeting but did not obtain the requisite shareholder approval by a very slim margin. The Board noted that only 55% of the shares entitled to vote on the proposal had been represented at the meeting and, therefore, a significant portion of the shareholders did not vote on the proposal. The Board also noted the ADV shareholder approval of a similar advisory fee rate increase and Highland's continued belief that a fee rate increase is appropriate and necessary to maintain the high level of service it provides to Fund and the Portfolio. The Board considered whether any of the factors that led to its approval at the May 19, 2006 meeting had changed. In light of the continued high level of service that Highland provides to Fund and the Portfolio, the Board determined that the New Portfolio Advisory Agreement should be submitted for shareholder approvals.

SHAREHOLDER VOTING RESULTS

At a Special Meeting of the Shareholders of the Fund originally scheduled for July 20, 2007 and adjourned until August 21, 2007 (the "Meeting"), the shareholders of record of the Fund as of June 4, 2007 ("Record Date") were asked to approve (i) the New Portfolio Advisory Agreement; (ii) an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust, also named Highland Floating Rate Fund; and
(iii) the Fund's conversion to a single-fund structure and the liquidation and dissolution of the Portfolio (collectively, the "Proposals"). As of the Record Date, the Fund had the following shares outstanding:

--------------------------------------------------------------------------------
Class A                                                            90,322,341.92
--------------------------------------------------------------------------------
Class B                                                            13,272,971.86
--------------------------------------------------------------------------------
Class C                                                            89,155,983.56
--------------------------------------------------------------------------------
Class Z                                                            30,995,064.52
--------------------------------------------------------------------------------

On July 20, 2007, the date of the Meeting, there was not present, in person or by proxy, a majority of the outstanding shares entitled to vote at the Meeting. Therefore, the Fund's quorum requirement was not met and the Meeting was adjourned to August 21, 2007. On August 21, 2007, a majority of the total number of outstanding shares of the Fund entitled to vote was represented at the Meeting and the Fund's quorum requirement was met. On August 21, 2007, the Proposals were voted on and each was approved by the shareholders of the Fund. The shares represented at the Meeting on August 21, 2007 voted on the Proposals as follows:

With respect to the approval of the New Portfolio Advisory Agreement:

--------------------------------------------------------------------------------
For:                                                                  86,523,909
--------------------------------------------------------------------------------
Against:                                                              20,673,537
--------------------------------------------------------------------------------
Abstain:                                                               5,746,557
--------------------------------------------------------------------------------

With respect to the approval of the Agreement and Plan of Reorganization:

--------------------------------------------------------------------------------
For:                                                                  95,833,921
--------------------------------------------------------------------------------
Against:                                                               8,919,328
--------------------------------------------------------------------------------
Abstain:                                                               8,190,754
--------------------------------------------------------------------------------

With respect to the approval of the Fund's conversion to a single-fund structure and the liquidation and dissolution of the Portfolio:

--------------------------------------------------------------------------------
For:                                                                  95,893,621
--------------------------------------------------------------------------------
Against:                                                               8,530,404
--------------------------------------------------------------------------------
Abstain:                                                               8,519,981
--------------------------------------------------------------------------------


                                                              Annual Report | 39

--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

ADDITIONAL PORTFOLIO INFORMATION

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Portfolio are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Portfolio, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Portfolio and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Portfolio and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Portfolio and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Portfolio, in some cases these activities may adversely affect the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.


40 | Annual Report

--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

TRUSTEES AND OFFICERS

The Board of Trustees of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240. Each Trustee of the Fund also serves in the same role as a member of the Board of Managers of the Portfolio. Each officer of the Fund also serves in the same role as an officer of the Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
                                             YEAR FIRST               PRINCIPAL             NUMBER OF PORTFOLIOS
                                             ELECTED OR             OCCUPATION(S)             IN HIGHLAND FUNDS         OTHER
NAME, ADDRESS,               POSITION        APPOINTED               DURING PAST              COMPLEX OVERSEEN      DIRECTORSHIPS
AND AGE                      WITH FUND       TO OFFICE               FIVE YEARS                 BY TRUSTEE 1             HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES

Timothy K. Hui                Trustee       Indefinite   Dean of Educational Resources               12                  None
(Age 59)                                    Term;        since July 2006; Assistant
                                            Trustee      Provost for Graduate Education
                                            since        from July 2004 to June 2006,
                                            2004         and Assistant Provost for
                                                         Educational Resources from
                                                         July 2001 to June 2004,
                                                         Philadelphia Biblical University.

Scott F. Kavanaugh            Trustee       Indefinite   Private Investor since February             12                  None
(Age 46)                                    Term;        2004. Sales Representative at
                                            Trustee      Round Hill Securities from
                                            since        March 2003 to January 2004;
                                            2004         Executive at Provident Funding
                                                         Mortgage Corporation, February
                                                         2003 to July 2003; Executive
                                                         Vice President. Director and
                                                         CAO, Commercial Capital Bank,
                                                         January 2000 to February 2003;
                                                         Managing Principal and Chief
                                                         Operating Officer, Financial
                                                         Institutional Partners Mortgage
                                                         Company and the Managing
                                                         Principal and President of
                                                         Financial Institutional Partners,
                                                         LLC (an investment banking
                                                         firm), April 1998 to February
                                                         2003.

James F. Leary                Trustee       Indefinite   Managing Director, Benefit                  12           Board Member of
(Age 77)                                    Term;        Capital Southwest, Inc. (a                               Capstone Group
                                            Trustee      financial consulting firm) since                         of Funds (7
                                            since        January 1999.                                            portfolios)
                                            2004
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                             YEAR FIRST               PRINCIPAL             NUMBER OF PORTFOLIOS
                                             ELECTED OR             OCCUPATION(S)             IN HIGHLAND FUNDS         OTHER
NAME, ADDRESS,               POSITION        APPOINTED               DURING PAST              COMPLEX OVERSEEN      DIRECTORSHIPS
AND AGE                      WITH FUND       TO OFFICE               FIVE YEARS                 BY TRUSTEE 1             HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES

Bryan A. Ward                Trustee        Indefinite   Senior Manager since January                12                  None
(Age 52)                                    Term;        2002 and Special Projects
                                            Trustee      Advisor, Accenture, LLP
                                            since        (consulting firm) with focus on
                                            2004         the oil and gas industry, from
                                                         September 1998 to December
                                                         2001.

                                                        INTERESTED TRUSTEE 2

R. Joseph Dougherty 2      Trustee and      Indefinite   Senior Portfolio Manager of the             12                  None
(Age 37)                 Chairman of the    Term;        Investment Adviser since 2000.
                              Board         Trustee      Director and Senior Vice
                                            and          President of the funds in the
                                            Chairman     Highland Fund Complex.
                                            of the
                                            Board
                                            since
                                            2004

                                                              OFFICERS

James D. Dondero         Chief Executive    1 year       President and Director of Strand            N/A                 N/A
(Age 45)                   Officer and      Term;        Advisors, Inc. ("Strand"), the
                            President       Chief        General Partner of the
                                            Executive    Investment Adviser. President
                                            Officer      of the funds in the Highland
                                            and          Fund Complex.
                                            President
                                            since
                                            2004

Mark Okada               Executive Vice     1 year       Executive Vice President of                 N/A                 N/A
(Age 45)                    President       Term;        Strand and the funds in the
                                            Executive    Highland Fund Complex.
                                            Vice
                                            President
                                            since
                                            2004

R. Joseph Dougherty        Senior Vice      1 year       Senior Portfolio Manager of the             N/A                 N/A
(Age 37)                    President       Term;        Investment Adviser since 2000.
                                            Senior       Director and Senior Vice
                                            Vice         President of the funds in the
                                            President    Highland Fund Complex.
                                            since
                                            2004
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

--------------------------------------------------------------------------------

AUGUST 31, 2007                                      HIGHLAND FLOATING RATE FUND

TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                             YEAR FIRST               PRINCIPAL             NUMBER OF PORTFOLIOS
                                             ELECTED OR             OCCUPATION(S)             IN HIGHLAND FUNDS         OTHER
NAME, ADDRESS,               POSITION        APPOINTED               DURING PAST              COMPLEX OVERSEEN      DIRECTORSHIPS
AND AGE                      WITH FUND       TO OFFICE               FIVE YEARS                 BY TRUSTEE 1             HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS

M. Jason Blackburn     Chief Financial      1 year       Assistant Controller of the                 N/A                  N/A
(Age 31)               Officer (Principal   Term;        Adviser since November 2001.
                       Accounting           Secretary,   Treasurer and Secretary of the
                       Officer), Treasurer  Chief        funds in the Highland Fund
                       and Secretary        Financial    Complex.
                                            Officer
                                            and
                                            Treasurer
                                            since
                                            2004

Michael Colvin         Chief Compliance     1 year       General Counsel and Chief                   N/A                  N/A
(Age 38)               Officer              Term; Chief  Compliance Officer of the
                                            Compliance   Investment Adviser since June
                                            Officer      2007 and Chief Compliance
                                            since July   Officer of the funds in the
                                            2007         Highland Fund Complex since
                                                         July 2007, Shareholder in the
                                                         Corporate and Securities Group
                                                         at Greenberg Traurig, LLP, from
                                                         January 2007 to June 2007,
                                                         Partner from January 2003 to
                                                         January 2007 and Associate
                                                         from 1995 to 2002 in the Private
                                                         Equity Practice Group at Weil,
                                                         Gotshal & Manges, LLP.
------------------------------------------------------------------------------------------------------------------------------------

1 The Highland Fund Complex consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report.

2 Mr. Dougherty is deemed to be an "interested person" of the Fund and the Portfolio under the 1940 Act because of his position with the Investment Adviser.


                                                              Annual Report | 43

IMPORTANT INFORMATION ABOUT THIS REPORT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Highland Capital Management, L.P.
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, TX 75240

TRANSFER AGENT
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201

LEGAL ADVISOR
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

This report has been prepared for shareholders of Highland Floating Rate Fund.

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund's proxy voting record for the most recent 12-month period ended June 30, are available
(i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov and also may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Statement of Additional Information includes information about Fund Trustees and is available upon request without charge by calling 1-877-665-1287.


44 | Annual Report

--------------------------------------------------------------------------------

HIGHLAND FLOATING RATE FUND                       Annual Report, August 31, 2007

[HIGHLAND FUNDS LOGO]

           managed by
Highland Capital Management, L.P.

www.highlandfunds.com                                            HLC-FR AR-08/07

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

     (b)  Not applicable.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

     (d) The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

     (e)  Not applicable.

     (f) The registrant's code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant's Form N-CSR filed with the Securities and Exchange Commission on December 9, 2004 (Accession No. 0001047469-04-036597).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees (the "Board") has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Leary is "independent" as defined by the SEC for purposes of this
Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $59,000 for 2006 and $40,000 for 2007.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,500 for 2006 and $3,500 for 2007. The nature of the services related to agreed-upon procedures, performed on the Fund's semi-annual financial statements.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,800 for 2006 and $2,850 for 2007. The nature of the services related to assistance on the Fund's tax returns and excise tax calculations.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Audit Committee shall:

          (a) have direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

          (b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

          (c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

          (d) consider whether the independent auditors' provision of any non-audit services to the Fund, the Fund's investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  100%

               (c)  100%

               (d)  N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $81,000 for 2006 and $1,417,420 for 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Highland Capital Management, L.P. (the "Company") has adopted proxy voting policies (the "Policy") that provide as follows:

1.   Application; General Principles

     1.1 This proxy voting policy (the "Policy") applies to securities held in Client accounts as to which the above-captioned investment adviser (the "Company") has voting authority, directly or indirectly. Indirect voting authority exists where the Company's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

     1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client's best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.   Voting; Procedures

     2.1 MONITORING. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.

     2.2  VOTING.

          2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.

          2.2.2 If a proxy relates to a security held in a registered investment company or business development company ("Retail Fund") portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund's Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.

     2.3 CONFLICTS OF INTEREST. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company's Compliance Department prior to causing the proxy to be voted.

          2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund's Board of Directors. The Company's determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.

          2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products ("Non-Retail Funds"), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.

     2.4 NON-VOTES. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client's overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

     2.5 RECORDKEEPING. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.

     2.6 CERTIFICATION. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.

3.   Conflicts of Interest

     3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

          3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company's annual revenues.

          3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company's next two full fiscal years.

          3.1.3 The issuer is an entity in which a "Covered Person" (as defined in the Retail Funds' and the Company's Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a "Code of Ethics")) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

          3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative(1) of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company's last three fiscal years; PROVIDED, HOWEVER, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

          3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company's next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

          3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client's securities on a particular matter in a particular way.

          3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

          3.1.8 Any other circumstance where the Company's duty to serve its Clients' interests, typically referred to as its "duty of loyalty," could be compromised.

     3.2  Notwithstanding  the  foregoing,  a conflict of interest  described in
Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

          3.2.1 The  securities in respect of which the Company has the power to
     vote  account  for  less  than  1%  of  the  issuer's   outstanding  voting
     securities, but only if: (i) such securities do not represent

-------------------
     (1) For the purposes of this Policy, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

     one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the Client's holdings with the Company.

          3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.   Recordkeeping and Retention

     4.1 The Company shall retain records relating to the voting of proxies, including:

          4.1.1 Copies of this Policy and any amendments thereto.

          4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.

          4.1.3 Records of each vote cast by the Company on behalf of Clients.

          4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

          4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

     4.3 The Company may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

     4.4 Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds' Boards of Directors/Trustees/Managers and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.

Revised:  February 21, 2007

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

     The Fund's portfolio is managed by a portfolio management team. As of the date of this filing, the members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are R. Joseph Dougherty and Mark Okada.

JOE DOUGHERTY, CFA, CPA - PARTNER, HEAD OF RETAIL PRODUCTS, SENIOR PORTFOLIO MANAGER

     Mr. Dougherty is Head of Retail Products at Highland Capital Management, L.P., and is a Senior Portfolio Manager. Prior to joining Highland in March 1998, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte & Touche, LLP from 1992 to 1994. Mr. Dougherty is a Partner, Senior Portfolio Manager, and heads Highland's retail products business unit ("Highland Funds"). He serves as Portfolio Manager, Senior Vice President and/or Director of the Firm's NYSE-listed funds and 1940 Act Registered Funds. He also serves as Portfolio Manager for the Firm's sub-advised closed-end funds. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other Portfolio Managers, and manages the team dedicated to their day-to-day operations. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty helped follow companies within the chemical, retail, supermarket, wireless and restaurant sectors. He received an MBA from Southern Methodist University, and a BS in Accounting from Villanova University. Mr. Dougherty is a Certified Public Accountant, and has earned the right to use the Chartered Financial Analyst designation.

MARK OKADA, CFA - MANAGING PARTNER, CHIEF INVESTMENT OFFICER

     Mr. Okada is a Founder and Chief Investment Officer of Highland Capital Management, L.P. He is responsible for overseeing Highland's investment activities for its various strategies, and has over 20 years of experience in the credit markets. Prior to founding Highland, Mr. Okada served as Manager of Fixed Income for Protective Life Insurance's GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President at Hibernia National Bank, managing a portfolio of high yield loans in excess of $1 billion. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He has earned the right to use the Chartered Financial Analyst designation. Mr. Okada is a Director of NexBank and Highland Financial Partners, and Chairman of the Board of Directors of Common Grace Ministries, Inc.


   (A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

          OTHER  ACCOUNTS  MANAGED BY PORTFOLIO  MANAGER(S) OR  MANAGEMENT  TEAM
     MEMBER

     The following tables provide information about funds and accounts, other than the Fund, for which the Fund's portfolio managers are primarily responsible for the day-to-day portfolio management as of August 31, 2007.

R. JOSEPH DOUGHERTY

--------------------------------------------------------------------------------------------------------------------------
                                    Total                             # of Accounts Managed          Total Assets with
                                # of Accounts       Total Assets     with Performance-Based          Performance-Based
      Type of Accounts             Managed           (millions)           Advisory Fee            Advisory Fee (millions)
--------------------------------------------------------------------------------------------------------------------------
Registered Investment                 12               $6,155                  --                           --
Companies:
--------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment               1                 $357                   --                           --
Vehicles:
--------------------------------------------------------------------------------------------------------------------------
Other Accounts:                       --                 --                    --                           --
--------------------------------------------------------------------------------------------------------------------------

MARK OKADA

--------------------------------------------------------------------------------------------------------------------------
       Type of Accounts              Total                            # of Accounts Managed          Total Assets with
                                 # of Accounts      Total Assets     with Performance-Based          Performance-Based
                                    Managed          (millions)           Advisory Fee            Advisory Fee (millions)
--------------------------------------------------------------------------------------------------------------------------
Registered Investment                 13               $7,091                  --                           --
Companies:
--------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment               30              $17,536                  24                         $15,686
Vehicles:
--------------------------------------------------------------------------------------------------------------------------
Other Accounts:                       --                 --                    --                           --
--------------------------------------------------------------------------------------------------------------------------

     POTENTIAL CONFLICTS OF INTERESTS

     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser's (or its affiliates') partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

     The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may similarly serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser's fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

     The Adviser expects to apply to the SEC for exemptive relief to enable the Fund and registered investment companies advised by the Adviser to co-invest with other accounts and funds managed by the Adviser and its affiliates in certain privately-placed securities and other situations. There are no assurances that the Adviser will receive the requested relief. If such relief is not obtained and until it is obtained, the Adviser may be required to allocate some investments solely to any of the Fund, a registered fund, or another account or fund advised by the Adviser or its affiliates. This restriction could preclude the Fund from investing in certain securities it would otherwise be interested in and could adversely affect the speed at which the Fund is able to invest its assets and, consequently, the performance of the Fund.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

     Highland's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the Option It Plan and the Long-Term Incentive Plan.

     BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

          OPTION IT PLAN. The purpose of the Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Fund so as to promote the success of the Fund.

          LONG TERM INCENTIVE PLAN. The purpose of the Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland through the use of Long-term Incentive Units.

     Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of August 31, 2007.

-------------------------------------------------------------------------------------------------
                                               DOLLAR RANGES OF EQUITY  SECURITIES  BENEFICIALLY
     NAME OF PORTFOLIO MANAGER                            OWNED BY PORTFOLIO MANAGER
-------------------------------------------------------------------------------------------------
R. Joseph Dougherty                                               None
-------------------------------------------------------------------------------------------------
Mark Okada                                                        None
-------------------------------------------------------------------------------------------------

(B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications   pursuant  to  Rule  30a-2(a)  under  the 1940 Act
            and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Highland Floating Rate Limited Liability Company
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ James D. Dondero
                         -------------------------------------------------------
                           James D. Dondero, Chief Executive Officer
                           (principal executive officer)

Date                   October 31, 2007
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James D. Dondero
                         -------------------------------------------------------
                           James D. Dondero, Chief Executive Officer
                           (principal executive officer)

Date                    October 31, 2007
    ----------------------------------------------------------------------------

By (Signature and Title)*  /s/ M. Jason Blackburn
                         -------------------------------------------------------
                           M. Jason Blackburn,  Chief Financial Officer
                           (principal financial officer)

Date                     October 31, 2007
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.